Exhibit 10

SHAREHOLDERS AGREEMENT

OF

DRAFT II PARTICIPAÇÕES S.A.

     VBC ENERGIA S.A., former Serra da Mesa Energia S.A., a joint-stock corporation with offices in the city of São Paulo, State of São Paulo, at Avenida Engenheiro Luís Carlos Berrini, 1297/1307, 13th floor, suite 132, enrolled with the National Register of Legal Entities of the Ministry of Finance (“CNPJ/MF”) under No. 00.095.147/0001-02, hereinafter simply referred to as “VBC”;

     521 PARTICIPAÇÕES S.A., a joint-stock corporation with offices in the city of Rio de Janeiro, State of Rio de Janeiro, at Praia de Botafogo, 501 – 4th floor, enrolled with the National Register of Legal Entities of the Ministry of Finance (“CNPJ/MF”) under No. 01.547.749/0001-16, hereinafter simply referred to as “521”;

     BONAIRE PARTICIPAÇÕES S.A., a joint-stock corporation with offices in the city of São Paulo, State of São Paulo, at Avenida Juscelino Kubitscheck, 50, 18th floor – part occupancy, enrolled with the National Register of Legal Entities of the Ministry of Finance (“CNPJ/MF”) under No. 02.117.801/0001-67, hereinafter simply referred to as “BONAIRE”; and they may be individually referred to as PARTY, or collectively PARTIES;

and, as Intervening Consenting Party,

     DRAFT II PARTICIPAÇÕES S.A., whose name shall be changed to CPFL Energia S.A., a joint-stock corporation with offices in the city of São Paulo, State of São Paulo, at Rua Iguatemi, 192, suite 121, enrolled with the National Register of Legal Entities of the Ministry of Finance (“CNPJ/MF”) under No. 02.429.144/0001-93, hereinafter simply referred to as “COMPANY”; the PARTIES and COMPANY being represented according to their respective bylaws,

     WHEREAS the PARTIES:

     (i) hold the majority of the capital of COMPANY, a holding resulting from the reorganization of investments of VBC, 521, and BONAIRE in the electricity power industry;

     (ii) hold a direct equity in Companhia Paulista de Força e Luz — CPFL (hereinafter referred to as CPFL-D) and in CPFL Geração de Energia S.A. (hereinafter referred to as CPFL-G);

     (iii) are bound to increase the capital of COMPANY upon the transfer of all shares owned in the capital of CPFL-D and CPFL-G;

     (iv) wish to list COMPANY’s shares in Brazilian stock exchanges, according to the rules of the New Market, and abroad; and

     (v) wish to regulate the exercise of the voting right inherent to their shares, the restriction on the circulation, the mutual relations as controlling shareholders, as well as to

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establish the general principles to exercise of the controlling power and manage COMPANY and the SUBSIDIARIES thereof,

     They have agreed to enter into this Shareholders Agreement, pursuant to, and for the purposes of article 118, including its paragraphs, Law # 6.404, of 12/15/1976, which shall be governed as follows:

CLAUSE ONE – DEFINITIONS

1.1 Unless as otherwise clearly required by context, the capitalized terms and expressions below shall have the meanings set forth in this clause:

          (a) SHARES or BOUND SHARES – the common shares issued by the COMPANY and owned by the PARTIES (sub-clause 3.1), as well as any shares added to the equity of each of the PARTIES by virtue of subscription, split or bonus;

          (b) LITIGATION SHARES – such BOUND SHARES that are object of arrest, seizure or legal attachment;

          (c) AGREEMENT – this Shareholders Agreement, which is the only voting agreement executed by and between the PARTIES, which are hereby bound not to execute any other agreement of the same nature with the PARTIES or with third parties during the effectiveness hereof;

          (d) AFFILIATE – shall mean, in relation to each PARTY, the legal entity acting as its parent company, subsidiary, or directly or indirectly controlled by the same parent company(ies) of the PARTY,

          (e) CONTROL BLOCK – the block of BOUND SHARES, owned by the PARTIES, representing more than 50% of COMPANY’s voting capital, which entitle them to preponderance in company resolutions;

          (f) ASSOCIATED COMPANY – a company in which COMPANY holds no less than ten percent (10%) of the voting capital, without, however, controlling it;

          (g) SUBSIDIARY – a company in which COMPANY, directly or through other companies, holds the controlling power, (i) individually, for being the holder of voting rights that entitle it on a permanent basis preponderance in company resolutions and the power to elect the majority of the managers, or (ii) for participating in the control block governed by Shareholders or Quotaholders Agreement;

          (h) BYLAWS – the COMPANY’S bylaws, which – based on CPFL-D’s current bylaws – shall, in no more than 60 days as of this date, be restated to reflect the changes in the Brazilian Corporate Law (“Lei das S.A.’s”) and the provisions hereof, including any amendment approved during the effectiveness thereof;

          (i) ANNUAL BUDGET – the annual budget containing an estimate of the operating revenues and expenses, of the costs and investments, the cash flow, the amount to be used to pay dividends, the inversions of resources with own capital or that of third parties and other data deemed required by COMPANY’s management;

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          (j) OFFEROR – the PARTY willing to dispose of the BOUND SHARES to a third party or to any of the other PARTIES or, for the purposes of Clause 12, that whose control is changed;

          (l) RELATED PARTY(IES) – partner(s), quotaholder(s) or shareholder(s) of the PARTIES, to wit:

               (i) in relation to VBC: Votorantim Energia Ltda., Bradesplan Participações S.A. and Camargo Corrêa Energia Ltda., and their respective AFFILIATES;

               (ii) in relation to 521: PREVI – Caixa de Previdência dos Funcionários do Banco do Brasil, and their AFFILIATES;

               (iii) in relation to BONAIRE: Funcesp – Fundação Cesp, Petros – Fundação Petrobrás de Seguridade Social, Sistel – Fundação Sistel de Seguridade Social, Sabesprev – Fundação Sabesp de Seguridade Social and their respective AFFILIATES;

          (m) 5-YEAR BUSINESS PLAN – COMPANY’s 5-year business plan comprising the strategic planning, which shall contain the investment plans and the projections for a period of five (5) fiscal years of COMPANY and the SUBSIDIARIES thereof, comprising activities, strategies, new investments, and business opportunities, the amounts to be invested or otherwise contributed from resources of its own or third parties, as well as the expected return and profit rates;

          (n) PREVIOUS MEETING – meeting of the PARTIES to be held before any General Meeting or meeting of the Board of Directors of COMPANY, the SUBSIDIARIES or ASSOCIATED COMPANIES, in order to define the orientation of the vote to be given by representatives of the PARTIES in such corporate bodies;

          (o) ECONOMIC VALUE — shall mean the value of the BOUND SHARES, evaluated by the discounted cash flow method, according to criteria usually adopted in the evaluation of companies in the industry, carried out by a reputable expert company, to exercise the preemptive right in case of change of control of the PARTY, as set forth in clauses 11 and 12.

CLAUSE TWO – OBJECT

2.1 The object hereof is to assure and govern the exercise of the control of COMPANY and its SUBSIDIARIES, the PARTIES being jointly bound to maintain the ownership of a block of SHARES that entitle them on a permanent basis to the majority of votes in the General Meetings, and the power to elect the majority of managers and audit committee members of COMPANY and (by intermediation thereof) of its SUBSIDIARIES.

CLAUSE THREE – BOUND SHARES

3.1 The following SHARES of each PARTY are bound to the AGREEMENT, which comprise the participation percentage in the entire capital of COMPANY and in the CONTROL BLOCK, as shown in the table below:

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		PERCENTAGE
	NUMBER OF COMMON	IN THE ENTIRE	IN THE
PARTY	SHARES	CAPITAL	CONTROL BLOCK
VBC	19,571	36.26	45.32
521	16,410	30.40	38.00
BONAIRE	7,203	13.34	16.68
Total Shares	43,184	80.00	100.00

3.1.1 Pursuant to WHEREAS (iii) above, the PARTIES shall increase the capital of COMPANY upon the transfer of all common and preferred shares issued and owned by CPFL-D and CPFL-G, most of which were jointly purchased thereby, and the least of which were individually purchased by one or some of the PARTIES. For the purposes of the provisions in this clause 3, CPFL-D and CPFL-G jointly purchased shares (hereinafter referred to as “CPFL JOINTLY PURCHASED SHARES”) are those the manner of acquisition of which was one of the following:

          a) shares (common or preferred) purchased (i) at CPFL-D privatization auction (including those alienated by the State and those corresponding to the balance not purchased by the employees); and (ii) resulting from the share purchase public offer made by DOC 4 Participações S.A.;

          b) CPFL-D and CPFL-G shares subscribed in increases of their capitals from November/1997 through March/2002, resulting from the exercise of the preemptive right inherent to the shares referred to in item “a” above;

          c) class “C” preferred bonus shares by CPFL-D, corresponding to the shares referred to in letters “a” and “b” above; and

          d) CPFL-G common and preferred shares, corresponding to the shares referred to in letters “a” to “c” above, received by the PARTIES resulting from the partial split-up of CPFL-D.

3.1.2 After the increase of capital to which sub-clause 3.1.1 refers, in addition to the SHARES referred to in sub-clause 3.1., the portion of new subscribed shares issued by the COMPANY corresponding to the transfer of eighty percent (80%) of the “CPFL JOINTLY PURCHASED SHARES” shall be bound to the AGREEMENT. An Amendment to the AGREEMENT to be executed after the increase of capital shall set forth the new amount of BOUND SHARES of each PARTY, the percentage in relation to the full capital of COMPANY and to the CONTROL BLOCK.

3.2 The PARTIES shall be bound at all times to exercise the voting right inherent to the common shares of the COMPANY, of which they are, now or in the future, holders in accordance with this AGREEMENT, even if some of such shares are not bound to the AGREEMENT, by which they can only grant voting rights to third parties on the unbound shares, through a power of attorney, usufruct, pledge or another proper mean, if the third

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party is required to vote according to the instruction of the PARTY that granted such third party the right to vote.

CLAUSE FOUR – GENERAL PRINCIPLES IN CONDUCTING CORPORATE MATTERS

4.1 The PARTIES shall be bound to exercise the voting right inherent to the SHARES, the controlling power they have over the managers of COMPANY, and its SUBSIDIARIES and ASSOCIATED COMPANIES, and the rights hereunder in order to apply the following principles, guidelines and policies:

          a) to promote and observe the basic objective of COMPANY and its SUBSIDIARIES, companies engaged in the electricity power generation, transmission, and distribution industry, and like activities, in order to assure the operation of the facilities and equipment required for the exploration of the respective public service concessions, and to assure the continuation, regularity, and quality of the electricity power services provided;

          b) to take into account, in the strategic decisions of COMPANY and its SUBSIDIARIES, the interest of the PARTIES to safeguard the continuation and expansion of the operations of COMPANY and its SUBSIDIARIES, the financial return of the investments and to promote the provision of proper services by the SUBSIDIARIES, within the quality and competitive standards required for the good service to users and in compliance with the obligations of franchisees;

          c) to implement in COMPANY and its SUBSIDIARIES a dividend distribution policy in a currency that entitle its shares the characteristics of savings security in order to have periodic income, without prejudice of the constitution of the reserves provided for in the ANNUAL BUDGET or in the 5-YEAR BUSINESS PLAN, and that are required for the expansion plan of its activities and for the improvement of the provision of services of the franchises explored by the SUBSIDIARIES;

          d) to adopt a dynamic management structure in COMPANY and SUBSIDIARIES within the minimum standard required for its good management, comprised by qualified and reputable professionals;

          e) to prepare guidelines for the activities and management of COMPANY and SUBSIDIARIES to be reflected (i) in the 5-YEAR BUSINESS PLAN; and (ii) in the ANNUAL BUDGET of COMPANY and SUBSIDIARIES, prepared in accordance with the 5-YEAR BUSINESS PLAN.

4.2 Any business or agreement to be executed by COMPANY or its SUBSIDIARIES with a RELATED PARTY shall be concluded strictly based on mutual and market conditions, as such business or agreement had been contracted with third parties.

CLAUSE FIVE – PREVIOUS MEETINGS

5.1 Before any General Meeting or meeting of the Board of Directors of COMPANY, its SUBSIDIARIES or its ASSOCIATED COMPANIES to resolve on any of the matters set forth in sub-clauses 5.4 and 7.4, the PARTIES, called as provided for in sub-clause 5.2, shall meet to define the manner by which the vote will be exercised by their representatives in accordance with the provisions herein.

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5.2 The PREVIOUS MEETINGS shall be called by the chairman of the Board of Directors of COMPANY or its SUBSIDIARY, by any other two members of the Board, acting together, by any member of the Board of Directors of the ASSOCIATED COMPANY appointed by COMPANY or further by any of the PARTIES, upon written notice sent by any means to the addresses referred to in sub-clause 17.6, at least three (3) business days in advance. The meetings shall be held at COMPANY’s principal place of business or as otherwise previously informed, provided that such place is located in the same city of its principal place of business, at least twenty-four (24) hours before the General Meeting or meeting of the Board of Directors. The PREVIOUS MEETINGS calls shall include the agenda to be discussed, and a copy of any supporting document required should be attached thereto.

5.3 The PREVIOUS MEETINGS shall take place with the presence of the representatives of the PARTIES holding at least fifty-one percent (51%) of the BOUND SHARES, the PARTIES being bound to appear thereat by proxies with powers to resolve on the agenda.

5.4 A PREVIOUS MEETING shall be mandatory for all matters requiring the approval of the General Meeting or for those in which the Board of Directors of COMPANY, or its SUBSIDIARIES, can only resolve by the qualified majority (pursuant to sub-clause 7.4). A PREVIOUS MEETING shall also be required for the Board of Directors (of COMPANY and its SUBSIDIARIES) to resolve on the following matters:

          a) approval of the other members of the Staff of Officers, appointed by the President Director previously elected by the Board of Directors; and

          b) execution of agreement of any nature in a total amount higher than R$ 20 million, even if such agreement is related to the expenses set forth in the ANNUAL BUDGET or in the 5-YEAR BUSINESS PLAN.

5.5 The PARTIES and their representatives in resolutions of COMPANY or its SUBSIDIARIES shall postpone or adjourn the General Meeting or meeting of the Board of Directors called to resolve on a matter subject to the PREVIOUS MEETING when (i) for any reason, until the date of the General Meeting or meeting of the Board of Directors, the PREVIOUS MEETING had not been held; or (ii) if held, there is no valid decision of the PARTIES. In both cases, the postponement or adjournment shall be maintained until the PARTIES previously meet and a valid decision is made (sub-clause 5.6). In case the valid decision is not made only in relation to some aspects of the agenda, the PARTIES shall cause such aspects to be removed from the order of the day, and shall resolve on the other aspects as defined in the PREVIOUS MEETING.

5.6 All resolutions of the PARTIES in PREVIOUS MEETINGS shall be adopted by the simple majority (50% + 1) of the BOUND SHARES, except those to which General Meeting is incumbent and those subject to the approval of the qualified majority of the Board of Directors, as determined in sub-clause 7.4, for which the approval of the PARTIES representing at least eighty percent (80%) of the BOUND SHARES shall be required.

5.6.1 In the PREVIOUS MEETINGS each BOUND SHARE entitled to one vote, and the blank votes or denials shall – for the purposes of the decision on matters requiring the

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approval of the qualified majority – be computed as approval of the proposal with the largest number of votes.

5.6.2 The orientation of vote defined by the PARTIES in PREVIOUS MEETING shall be followed uniformly and in block by the representatives of the PARTIES in the resolutions of COMPANY, its SUBSIDIARY or ASSOCIATED COMPANY resolving thereon.

5.7 If the ANNUAL BUDGET of COMPANY and/or its SUBSIDIARIES had not been approved by the qualified majority until the first business day of the year to which it refers, the monthly disbursement (excluding new investments) up to the amount of one-twelfth (1/12) or the budget approved for the previous year, with the adjustment of the respective amounts based on the variation of the IGP-M, published by Getúlio Vargas Foundation shall be automatically authorized. Such disbursement authorization shall be in force only during the first quarter of the subsequent year. After this period, only expenses and investments required to assure the operations of COMPANY and its SUBSIDIARIES for the continuation of the provision of services and projects and investments already approved and in progress may be made.

5.8 The impediment to participate by representatives of any of the PARTIES in any of the Assistant Committee of the Board of Directors of COMPANY and/or its SUBSIDIARIES for the reasons set forth in sub-clause 8.9.6 shall not restrict, for any purpose or effect, the participation of the same PARTY in the PREVIOUS MEETING to resolve on such matter, in which it may exercise its voting right in full.

5.9 The failure to appear by any of the PARTIES at a PREVIOUS MEETING duly called and held shall imply in the full acceptance thereby of the resolution adopted by the majority of votes of the BOUND SHARES owned by the PARTIES present at the meeting, and the votes corresponding to the SHARES of the absent PARTY shall be computed as favorable votes for the purposes of calculation of the qualified majority in the cases required hereunder.

5.10 The chairman of the General Meeting or of the Board of Directors, of COMPANY and its SUBSIDIARIES, shall not compute the vote given by representatives of the PARTY in breach of the provisions hereof or the resolutions of the PREVIOUS MEETING (sub-clauses 5.4 and 5.6.2). In such event, any of the representatives of the other PARTIES may, by submitting a copy of the minutes of the PREVIOUS MEETING in which the matter had been resolved by the PARTIES, required the vote of the party in breach to be considered and calculated as previously approved in the PREVIOUS MEETING.

5.11 The failure to appear at the General Meeting or the meeting of the Board of Directors of COMPANY or its SUBSIDIARIES, as well as the abstention to vote of the representative of any PARTY or member of the Board of Directors elected thereby in accordance with this AGREEMENT, entitled any of the representatives of the other PARTIES to participate, as the case may be, in the General Meeting or in the meeting of the Board of Directors, and exercise the voting right (i) in the case of a General Meeting, with the shares owned by the absent or non-voting PARTY, and (ii) in the case of a meeting of the Board of Directors, on behalf of the absent or non-voting member of the board.

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5.12 The minutes of the PREVIOUS MEETING shall be summarily transcribed, and, pursuant to art. 130, § 1, Law 6.404/76, it shall be allowed to present separate votes and protests, which, initialed by the presents, shall be filed by the PARTIES – which shall include, clearly and accurately, the resolution of the PARTIES and the sense of vote that its representatives – in General meetings and Boards of Directors, of COMPANY and its SUBSIDIARIES and ASSOCIATED COMPANIES – shall manifest or approve in the respective resolutions.

5.13 Upon the resolution of the majority of the PARTIES, the PREVIOUS MEETINGS may be tape-recorded.

CLAUSE SIX – EXERCISE OF THE VOTING RIGHT IN THE GENERAL MEETINGS GENERAL MEETINGS

6.1 The PARTIES shall exercise the voting right in the General meetings of COMPANY – and the latter in the General meetings of SUBSIDIARIES and ASSOCIATED COMPANIES – in accordance herewith.

6.2 Only matters provided for by law shall be submitted to the General Meeting. The BYLAWS of COMPANY shall provide that the decisions at the General Meeting shall be made by the simple majority of the attending shareholders present, except for the matters where qualified majority is required by law.

6.3 Notwithstanding the provision in sub-clause 6.2, the PARTIES shall be bound to appear at all General meetings of COMPANY and therein exercise their voting rights in order to assure that the resolutions on any matters be approved, as defined in the PREVIOUS MEETING, by the vote of the PARTIES holding at least eighty percent (80%) of the BOUND SHARES

6.4 Without prejudice of the provision in sub-clauses 5.10 and 5.11, and in art. 118 of Law 6.404/76, any exercise by any of the PARTIES of the voting right at the General meetings not in accordance with the resolutions in the PREVIOUS MEETING shall imply invalidity of the vote and vacation of the resolution adopted, without prejudice of the right of the interested PARTY to promote the specific execution of the obligation breaches and claim for loss and damages.

6.5 Should either PARTY fail to appear at a General Meeting called to resolve on the matter submitted for its approval, or in case of appearance, fails to vote, the provision in sub-clause 5.11 and in § 9, art. 118, Law 6.404/76, shall apply.

6.6 The provisions of this clause shall also apply to the resolutions at the General meetings of the SUBSIDIARIES, and, as the case may be, the ASSOCIATED COMPANIES.

CLAUSE SEVEN – RESOLUTIONS OF THE BOARD OF DIRECTORS

7.1. The PARTIES shall be bound to direct the members of the Board of Directors of COMPANY, the SUBSIDIARIES and ASSOCIATED COMPANIES elected thereby (sub-clause 8.2.1) to vote in the meetings of the Board of Directors, as resolved in the PREVIOUS MEETINGS and the provisions herein.

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7.2. The Board of Directors shall be incumbent to decide on any matter of the interest of the company, except (i) those attributed by Law exclusively to the General Meeting; and (ii) those attributed to the Staff of Officers by this AGREEMENT and by the bylaws of COMPANY and its SUBSIDIARIES.

7.3 The decisions of the Board of Directors shall be – except for the provision in sub-clause 7.4 below – made by the simple majority of the members present, and the Chairman (or in the absence thereof, the Vice-President) shall be entitled to vote in case of a tie.

7.4 Without prejudice of the provision in sub-clause 5.6.2, the approval of the following matters require the approval of seventy percent (70%) of the acting members appointed by the PARTIES:

a) election of the President Director and dismissal of any members of the Staff of Officers (including the President Director);

b) definition of the dividends policy;

c) establishment and closure of SUBSIDIARIES; acquisition and disposal of investments in other companies;

d) approval of the ANNUAL BUDGET of COMPANY, considering that in the absence of agreement with the operating budget of a certain year, that of the preceding year shall prevail, will all amounts adjusted by the variation of the IGP-M in the previous year, according to sub-clause 5.7;

e) approval of the 5-YEAR BUSINESS PLAN of COMPANY and its annual reviews;

f) increase of capital of COMPANY within the limit of the capital authorized and pricing of the issuance of shares;

g) issuance of subscription bonus within the limit of the authorized capital;

h) indebtedness of COMPANY – including the provision of guarantees and assumption of obligations in favor of SUBSIDIARIES and ASSOCIATED COMPANIES – beyond the limits provided for in the ANNUAL BUDGET or in the 5-YEAR BUSINESS PLAN;

i) execution of agreement of any nature in the total amount higher than R$ 20 million, even if such agreement refers to an expense provided for in the ANNUAL BUDGET or in the 5-YEAR BUSINESS PLAN;

j) constitution of any type of guarantee by COMPANY in favor of third parties, in addition to the cases provided for in letter (h);

l) execution of agreements with the RELATED PARTIES in an amount higher than R$ 5 million;

m) selection and substitution of COMPANY’s independent accountants;

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n) authorization for the purchase of shares issued by COMPANY itself, for the purpose of cancellation or treasury;

o) amendments to the franchise agreement of a SUBSIDIARY;

p) approval of share purchase option plans;

q) purchase, disposal or encumbrance of any fixed asset of an amount equal to or higher than R$ 20 million;

r) details of the matters to be submitted to previous analysis of each of the Committees, as provided for in sub-clause 8.9.4;

s) compensation of the members of the Committees (sub-clause 8.9.2) that are not part of COMPANY staff.

7.5 The resolution of the matters provided for in sub-clause 7.4 concerning SUBSIDIARIES or, as the case may be, ASSOCIATED COMPANIES, is subject to the PREVIOUS MEETING.

7.6 The provisions in sub-clauses 5.10 and 5.11 shall apply to the resolutions of the Board of Directors of COMPANY and SUBSIDIARIES.

CLAUSE EIGHT – COMPOSITION AND OPERATION OF THE MANAGEMENT BODIES

8.1 Company shall be managed by a Board of Directors and by an Executive Board, which shall be comprised and shall operate according to the BYLAWS and the provisions hereof.

8.2 BOARD OF DIRECTORS — The Board of Directors of COMPANY shall be comprised by at least twelve (12) members, one of which will be the President, elected for a one (01) year office, which may be reelected.

8.2.1. Until such time as the registration for negotiation of COMPANY shares at the stock market does not become effective, the Board of Directors shall be constituted by twelve (12) members, being:

a) VBC incumbent of appointing six (6) members;

b) 521 shall appoint four (4) members;

c) BONAIRE shall appoint two (2) members;

8.2.1.1 The number of members of the Board of Directors which each PARTY is entitled to appoint, according to sub-clause 8.2.1 above, takes into consideration the current interest of the PARTIES in the CONTROL BLOCK. In case of amendment to the interest of any of the PARTIES in the total BOUND SHARES, the number of Members of the Board which the referred PARTY will be entitled to appoint shall be adapted to reflect such change, remaining, however, unchanged the number of Members of the Board of the PARTY whose relative interest in the total BOUND SHARES was not amended.

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8.2.2 Notwithstanding the provisions of sub-clause 8.2.1.1, after the registration of COMPANY shares for negotiation in the stock market is completed, (i) the number of members of the Board of Directors of COMPANY (sub-clause 8.2) shall be increased or reduced, depending on the case, so as to always assure the PARTIES, whilst holders of the CONTROL BLOCK, the power of appointing 12 Members of the Board, and (ii) one or more positions of the Board of Directors shall be destined to minority shareholders, according to the law or as resolved by the PARTIES.

8.2.3 The PARTIES shall appoint, twenty-four (24) hours in advance of the General Meeting, the persons chosen thereby to be elected to the Board of Directors. The PARTIES hereby are bound to vote in block in the persons to appointed, which names shall not be rejected, except in case of failure to comply with legal provisions.

8.2.4 The President of the Board of Directors shall be appointed at the first meeting held after the election of its members, among the permanent Members of the Board appointed by the PARTY which, individually, holds the larger amount of the BOUND SHARES and the Vice-President by the PARTY which individually holds the second larger quantity of such shares.

8.2.4.1 In case of transfer of BOUND SHARES to a common SUBSIDIARY – understood as such the company which, under the terms defined herein, may be deemed SUBSIDIARY of more than one of the PARTIES — the right to appoint the President and the Vice President of the Board of Directors as per sub-clause 8.2.4 shall not be affected, and these will continue to be appointed according to the criteria established therein, ignoring, for this purpose, the transfer of BOUND SHARES to the common SUBSIDIARY.

8.2.5 The right to appoint the members of the Board of Directors, according to the provisions of sub-clause 8.2.1, shall not be assigned to third parties.

8.2.6 It is a condition precedent for the empowerment in the Board of Directors, that the Counselor appointed by any of the PARTIES executes the adhesion term to the present AGREEMENT, where (i) he acknowledges its contents and is bound to comply with same, especially in relation to the obligation of uniform block vote as decided in the PREVIOUS MEETINGS and (ii) undertake several responsibility with the PARTY electing him, for the defaults caused by him.

8.3 In case of adoption of the multiple vote processes, the PARTIES shall be bounded to distribute its votes so as to reflect the proportion of the Board of Directors’ composition established under sub-clause 8.2.1 above.

8.4 In the General Meetings called to fill in the vacancy of counselor, the PARTIES shall vote so as to elect substitution appointed by the same PARTY indicating the substituted.

8.5 Any of the PARTIES may substitute, anytime and without justification, the member(s) of the Board of Directors appointed by same, and the PARTIES hereby undertake to vote so that the provisions of this sub-clause be complied with.

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8.6 The PARTIES hereby are bound to dismiss any counselor appointed by them, respectively, who fails to comply with the provisions or the voting guidelines issued by the PARTIES, according to the present AGREEMENT, being null and void possible resolutions taken in disagreement with such guidelines (as foreseen under clause 6.4), in which case a new meeting shall be held to discuss the matter, amending (if necessary) the resolutions which have not observed the provisions hereof or the guidelines and recommendations determined by the PREVIOUS MEETINGS (sub-clause 5.4).

8.7 The meetings of the Board of Directors of COMPANY shall occur at least once every month, in dates to be determined by the Board of Directors during its first meeting, and may, however, be held more frequently, should the President of the Board of Directors so request, by its own initiative or by means of request by any member of the Board of Directors. The meetings of the Board of Directors shall be called ten (10) days in advance, by notice sent by the President of the Board, indicating the matters to be discussed and accompanied by the support documents possibly required. The presence of all members shall allow the holding of meetings of the Board of Directors irrespectively of call.

8.8 The meetings of the Board of Directors may be validly installed with the presence of the majority of its members, one of which shall be the President or the Vice President, and its resolutions shall be taken by majority of votes of the attending Members of the Board, having the President (and in his absence the Vice President) the quality vote, except for the matters listed under sub-clause 7.4, which shall only be resolved by a qualified majority of seventy percent (70%) of the active Members of the Board appointed by the PARTIES.

8.8.1 Should there be no quorum for the installation at first call, the President shall call a new meeting of the Board of Directors, which may be installed in second call – to be made at least seven (7) days in advance —, with any number, it being hereby established that no matter which is not in the Agenda of the original meeting of the Board of Directors may be discussed under second call, except if all Members of the Board are present and they expressly agree to the new agenda.

8.9 Committees – The Board of Directors, in the resolutions covering the activities both of the COMPANY and its SUBSIDIARIES or ASSOCIATED COMPANIES, shall be assisted by 5 Committees, as follows: (a) Audit Committee, (b) Compensation Committee. (c) Works Committee, (d) Financial Services Committee and (e) Purchase or Sale of Components Committee.

8.9.1 The Audit Committees and the Compensation Committees shall be permanent and the other Committees shall only be called when it is necessary to analyze and manifest opinion on the matters under their competence (according to sub-clause 8.9.4).

8.9.2 The Compensation Committee shall be comprised by six (6) members, appointed by the Board of Directors, being three (3) appointed by VBC, two (2) by 521 and one (1) by BONAIRE. The other Committees shall be comprised by four (4) members, appointed by the Board of Directors, being two (2) appointed by VBC, one (1) by 521 and one (1) by BONAIRE. Only the Members of the Board may be appointed to the Compensation Committee, being the appointment of non Members of the Board acceptable as members of the other Committees.

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8.9.3 The Audit and Compensation Committees may be assisted, in the exercise of their tasks, by professionals, whether they are or not employees of COMPANY.

8.9.4 The detailing of the matters to be submitted to prior analysis of each of the Committees shall be defined and ruled by the internal regulations to be approved by the Board of Directors, being it hereby defined that:

          a) The Audit Committee shall be responsible for coordinating the internal audit procedures, appointing independent auditors when necessary and submitting to the Board an opinion on the approval of the management accounts and financial statements, and, yet, on specific areas object of audit;

          b) The Compensation Committee shall be responsible for coordinating the process of electing the President and the process of assessing the whole Management (including the President), recommending possible dismissals; proposing the compensation level for the main officers and the profit sharing bonus amounts as a consequence of the performance appraisal;

          c) The Works Committee shall be responsible for evaluating the supplier selection process for construction work and assembly in works with amounts over R$ 10 million, issuing an opinion on the best proposal;

          d) The Financial Service Committee shall be responsible for evaluating the supplier selection process for financial services for contracts exceeding R$ 10 million, issuing an opinion on the best proposal; and

          e) the Component Purchase and Sale Committee shall be responsible for: evaluating the supplier selection process for contracts exceeding R$ 5 million which may involve RELATED PARTIES, issuing an opinion on the best proposal; monitor the closing of Power sales agreements exceeding R$ 5 million to RELATED PARTIES, assuring the compliance with market conditions.

8.9.5 The composition of the Committees defined under sub-clause 8.9.2 above takes into consideration the current interest of the PARTIES in the control group constituted by the BOUND SHARES. In case of amendment to the interest of any of the PARTIES in the total BOUND SHARES, the number of Committee members which the referred PARTY will be entitled to appoint shall be adapted to reflect such change, remaining, however, unchanged the number of committee members of the PARTY whose relative interest in the total BOUND SHARES was not amended.

8.9.6 People who may have, actual or potential conflict of interests or which are connected to RELATED PARTIES which main activities imply the existence, actual or potential, of conflict of interests, shall not participate of the non permanent Committee of Works and of Purchase or Sale of Components.

8.9.7 The matters analyzed by each of the Committees shall be object of reports and proposals, which do not bind the resolution of the Board of Directors.

8.10 EXECUTIVE BOARD – The Executive Board, chosen for a three (3) year term, shall be comprised of six (6) members, being one (1) Executive President, one (1) Strategy

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Director, one (1) Financial Director (also responsible for Relations with Investors), one (1) Superintendent of Power Management, one (1) Distribution Superintendent and one (1) Generation Superintendent.

8.10.1 The Executive President shall be elected by the Board of Directors, by qualified majority (sub-clause 7.4 above), from the names listed by the Compensation Committee. The other Management members shall be elected by the Board of Directors by simple majority vote, from the names listed by the President, so as to maintain the cohesion of the executive board of COMPANY and SUBSIDIARIES.

8.10.2 The Executive President of COMPANY shall also be the President of the SUBSIDIARIES, and shall be incumbent, according to item 8.10.1, to submit the names of the professionals who will fill in the other Management positions of the SUBSIDIARIES. The Power Management, Distribution and Generation Superintendents shall be, respectively, the Superintendents (and main executives) of the SUBSIDIARIES by means of which the activities of power management, distribution and generation will be exercised.

8.11 Conflict in the Election of the Executive President – In case none of the names submitted by the Compensation Committee is approved by the Board of Directors (according to sub-clause 7.4), and the position remains vacant for a period of over two (2) months, this will characterize conflict in the election of the Executive President, and will be solved according to the following mechanism:

          a) The Compensation Committee shall appoint up to three executive headhunting companies, the approval of which shall require the favorable vote of at least five (5) members of the Committee. No company having been approved within thirty (30) days counted from the characterization of the conflict, each of the PARTIES, through a Counselor member of the Committee elected by same, may appoint a sole executive headhunting company (which complies with the minimum requirements previously defined by the Board of Directors);

          b) should the list of executive selection companies be comprised by three names, the second major individual shareholder (taking into consideration only the BOUND SHARE) shall eliminate one of the companies and the main individual shareholder shall choose, from the two remaining companies, the one to select the candidates for the position of President. Should there be only two options of executive selection companies, the main individual shareholder shall choose, among them, the one to provide the services of selection of candidates;

          c) the executive selection company chosen according to letter “b” above shall have two (2) months to submit a list comprised of three candidates for the position of President, and the second major individual shareholder (taking into consideration only the BOUND SHARE) shall eliminate one of the candidates and the main individual shareholder shall choose, from the two remaining candidates, the one to be the President.

8.12 During the period while the new Executive President is being selected, the President of the Board of Directors shall take over as interim Executive President, or, if this is not possible, the Financial Director shall take over.

8.13 Conflict in the choice of Other Directors – Should, after three (3) months after the selection of the Executive President, any of the Management positions (whether

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COMPANY or SUBSIDIARY) remains vacant due to the fact that none of the candidates submitted by the Executive President having obtained the approval of the Board of Directors by simple majority, this will characterize the conflict, which will be solved through the following mechanism:

     The Executive President shall appoint at least two candidates for the vacant position (being entitled to include a name which was not previously elected), and the Board of Directors shall elect the candidate chosen by vote of simple majority of the PARTIES during a PREVIOUS MEETING.

8.14 The Management members shall be appraised annually by the Compensation Committee, who will submit its opinion on their performance to the Board of Directors.

8.15 The dismissal of the Executive President or any other member of the Management due to unsatisfactory performance, requires decision of the Board of Directors by qualified majority (sub-clause 7.4).

8.16 The Executive-President may dismiss any member of the Management, and shall inform his decision and the reasons for same to the Compensation Committee and, for legal purposes, the formalization of the dismissal shall occur during the next meeting of the Board of Directors, and the substitution shall be chosen and elected according to sub-clauses 8.10.1 and 8.13. The position of the dismissed Manager shall, up to the appointment of his substitution, held by the Manager appointed by the Executive President.

8.17 The rules dealing with sub-clauses 8.13 to 8.16 shall apply to the Managers of the SUBSIDIARIES.

CLAUSE NINE – MANAGEMENT BODIES OF THE SUBSIDIARIES AND ASSOCIATED COMPANIES

9.1 The composition, operation and resolutions of the Board of Directors and Management of the SUBSIDIARIES shall observe the provisions hereof. Whenever possible, the people elected to be part of the Board of Directors of the SUBSIDIARIES shall be the same people elected by the PARTIES for the Board of Directors of COMPANY.

9.2 The Management of the SUBSIDIARIES shall be comprised by the number of members more suitable to their requirements, as resolved by the PARTIES, taking into consideration a proposal of COMPANY’s Executive President.

9.3 Where applicable, the same rules shall be applied in relation to the ASSOCIATED COMPANIES where COMPANY elects Members of the Board.

CLAUSE TEN – AUDIT COMMITTEE

10.1 Company shall have an Audit Committee which will operate under permanent character and shall be comprised of three (03) or five (05) permanent members and corresponding alternates, with term up to the Annual General Meeting subsequent to its election, and may be reelected.

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10.2 The composition, competence and operation of the Audit Committee shall observe the terms of the BYLAWS and of the law.

CLAUSE ELEVEN – LIMITATIONS TO THE TRANSFER OF SHARES

11.1 The PARTIES mutually grant the first refusal right to, under equal conditions with third parties and observing the procedures provided under sub-clause 11.3, acquire the BOUND SHARES which one of them intends to dispose of.

11.2 The OFFEROR is bound not to dispose his BOUND SHARES except through one of the following types of legal business:

I — purchase and sale, hypothesis when the offer to the remaining PARTIES must be under the same price and payment conditions of the offer to third parties;

II – on the grant in payment, case in which the offer to the other PARTIES shall be of sale for a price equal to the debt value payable with the delivery of the BOUND SHARES.

11.2.1 The disposal of BOUND SHARES by the OFFEROR may occur by means of type of legal business different from that indicated under sub-clause 11.2 above provided the remaining PARTIES agree to them, at their exclusive discretion.

11.3 The OFFEROR shall offer to the other PARTIES the disposal of the BOUND SHARES offered, under the same conditions of the proposal of the third interested party, observing the following rules:

I – the offer to the other PARTIES shall be in writing, by means of letter delivered to the President of the Board of Directors of COMPANY, accompanied by copy of the unconditional proposal of the third interested party, with effectiveness not inferior to forty-five (45) days;

II – the President of the Board of Directors of COMPANY, within the five (5) days subsequent to their receipt, shall send copy of the offer to the other PARTIES.

III – within thirty (30) days counted as of the receipt of the copy of the offer, the other PARTIES shall bear the first refusal right to acquire the BOUND SHARES offered under the same conditions of the proposal of the third interested party, without any change or amendment, and the preference shall be exercised on all BOUND SHARES object of the offer. Should more than one PARTY accept the offer, the BOUND SHARES held by each of them, shall be apportioned pro-rata the BOUND SHARES held by each one, not taking into consideration, for the apportionment, the BOUND SHARES of the OFFEROR;

IV – the exercise of the first refusal right shall (a) cover all BOUND SHARES offered and (b) be notified in writing to the President of the Board of Directors of COMPANY within the term granted in the above item, after which the first refusal right will expire.

V – once the first refusal right has been exercised and the provisions of item VI observed, the President of the Board of Directors of COMPANY shall immediately notify the OFFEROR if the other PARTY(IES) exercised such right, and the disposal of the shares object of the offer shall be implemented within sixty (60) days counted from the end of the term for exercise of the preference as provided under item III;

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VI – Should the Offer Receiving Parties not exercise their first refusal right, or should such right expire, the OFFEROR may dispose of the BOUND SHARES to the third proponent under the exact terms of the proposal, provided such disposal is completed within ninety (90) days from the end of the term provided under item III of this sub-clause;

VII – any modification of the disposal conditions indicated in the proposal of the third proponent, or the expiry of the term referred under item VI without the disposal to third party having been completed, will evidence a new and different disposal, which shall only be contracted after a new offer to the other PARTY(IES), under the terms of this sub-clause, so that these may exercise their first refusal right.

11.4 Any of the PARTIES receiving the offer under the terms of sub-clause 11.3 may choose to dispose, together with the OFFEROR, its BOUND SHARES to the third proponent, it being adjusted that:

I – should the third party offer not be extendable to all BOUND SHARES, being only restricted to a given quantity of SHARES, the PARTIES which decide not to exercise their first refusal rights and prefer to sell their shares jointly, shall be entitled to dispose to the third party, together with the OFFEROR, a portion of their shares pro-rata to the interest of each of then in the total BOUND SHARES (not taking into consideration the SHARES of the PARTY who does not wish to sell them);

II — Notwithstanding the provisions of item I above, in case of an acquisition of BOUND SHARES by a third party (who is not PARTY hereof) result in such third party becoming the major individual shareholder of the control block, the other PARTIES may choose to sell the totality of their SHARES to such third party, in which case the offer of the third party shall mandatorily provide for this possibility and encompass the obligation of acquiring the SHARES from the other PARTIES.

III — the other PARTIES which receive the offer under the terms of this sub-clause 11.4 shall manifest, within the term of exercise of the first refusal right (sub-clause 11.3 item III) the option of disposing, depending on the case, (items I and II above) part or all their BOUND SHARES under the penalty of loosing such right, thus releasing the third proponent from the obligation of acquiring them; however, should the disposal option be exercised, the BOUND SHARES adhering to the offer and the OFFERORS shall be transferred to the third proponent by the same instrument.

IV – in the case covered by item II above, the offer of the third proponent shall be null and void, for the purposes and effects of the sub-clause 11.3, if it does not contain the obligation of acquiring all shares of the remaining PARTIES.

11.4.1 The provisions of sub-clause 11.4 do not apply to the disposal of BOUND SHARES by BONAIRE for as long as it holds less than twenty percent (20%) of interest in the CONTROL BLOCK.

11.5 The first refusal right mutually granted under sub-clause 11.1 shall not apply in case of transfer of BOUND SHARES to the AFFILIATE, provided that:

I – The AFFILIATE declares previously and in writing to the other PARTIES and to COMPANY’s Management its unrestricted adhesion to the AGREEMENT;

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II – Being the AFFILIATE controlled by the disposing PARTY, it previously and in writing undertakes to the other PARTY(IES) not to transfer, at whatever title or under whatever form, including as a consequence of a merger, incorporation or scission transaction, the control of the AFFILIATE, except if it re-buys in advance the BOUND SHARES transferred to the AFFILIATE under the terms of this sub-clause;

III – Being the AFFILIATE the controller of the PARTY, or a company under common control, the end controlling shareholder of the AFFILIATE undertakes, in writing, to the other PARTY(IES) not to transfer, at whatever title or under whatever form, including as a consequence of a merger, incorporation or scission transaction, the control of the AFFILIATE, except if it re-buys in advance from the AFFILIATE all SHARES held by same and (b) unrestrictly adheres to the AGREEMENT by means of a letter sent to the other PARTY(IES) and to COMPANY’s Management.

11.6 The exclusion of the first refusal right foreseen under sub-clause 11.5 does not cover the transfer, at any title, of BOUND SHARES to the AFFILIATE of which capital there participate, directly or indirectly, more than one of the PARTIES, in which case the provisions of sub-clauses 11.1 to 11.3 shall apply.

11.7 The PARTY transferring BOUND SHARES to the AFFILIATE shall be legally and severally liable, irrespectively of any additional formality, together with the AFFILIATE, for the compliance of its obligations foreseen under the AGREEMENT or resulting from its performance.

11.8 The provisions of sub-clauses 11.1 to 11.3 apply to the first refusal right of the PARTIES to the subscription of SHARES of capital increase of COMPANY, which shall bear preemptive rights on such capital increase pro-rata the number of SHARES held by them.

11.9 Should BOUND SHARES of any of the PARTIES come to be subject to arrest, seizure or judicial pledge, this fact shall imply the irrevocable offer by the PARTY subject to JUDICIAL LITIGATION to the other PARTY(IES) to sell the LITIGATION SHARES, observing the following provisions:

I – the sales price of the LITIGATION SHARES shall be equal to its ECONOMICAL VALUE determined (where applicable) under the terms of sub-clauses 12.4 and 12.5;

II – once the arrest, seizure or judicial pledge has occurred, by means of service of process to COMPANY, the sales offer will be deemed made, as covered by this sub-clause, and, consequently, the following rules shall apply:

          a) within ten (10) days as of the arrest, seizure or judicial pledge notice, there shall start the determination of the ECONOMIC VALUE of the LITIGIOUS SHARES (being the cost of such evaluation paid by the PARTY holding same), which, after determined, shall be notified by COMPANY to the other PARTIES;

          b) during the fifteen (15) days subsequent to the notice of the ECONOMIC VALUE of the LITIGATION SHARES, the other PARTY (IES) shall notify the PARTY holding the LITIGATION SHARES and the COMPANY of the exercise of the first refusal right, which shall only be validly exercised if it involves the totality of the LITIGATION

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SHARES. Should more than one PARTY exercise its first refusal right, the LITIGATION SHARES shall be apportioned pro-rata the SHARES held by each PARTY;

          c) once the right to acquire the LITIGATION SHARES has been exercised, the payment of the price shall be made as per the form and place determined by the judge ordering the judicial constraint of the LITIGATION SHARES, observing the following procedure:

     (i) should the credit guaranteed by the constraint of the LITIGATION SHARES, including court costs and legal counsel fees, is inferior to the ECONOMIC VALUE of the LITIGATION SHARES, the surplus of the LITIGATION SHARES acquisition price shall be paid directly to the disposing PARTY;

     (ii) should the credit guaranteed by the constraint of the LITIGATION SHARES, including court costs and legal counsel fees, exceed the ECONOMIC VALUE of the LITIGATION SHARES, the PARTY holding the LITIGATION SHARES shall supplement the funds required for the Court Guarantee, under the penalty of, by not doing so, such supplementation be made by the PARTY(IES) exercising the first refusal right. In this case, the PARTY holding the LITIGATION SHARES, shall be bound to return the amount paid as supplement, accrued by non reducible compensatory fine of 20% on the value corrected by the fluctuation of the IGP-M plus interest on arrears of at 1% per month or fraction.

          d) once the price of the LITIGATION SHARES has been paid, should the SHARES transfer not be made by act of the Judge, the PARTIES shall execute the legal instrument of transfer of title;

III – should the judicial order of arrest, seizure or judicial pledge of the LITIGATION SHARES be revoked (including due to substitution of the asset object of the judicial constraint) within sixty (60) days counted from the date of the legal notice to COMPANY as mentioned under item II above, the offer of sale ruled under this sub-clause shall be deemed cancelled, and the PARTY holding the LITIGATION SHARES shall (a) evidence the revocation of the legal proceedings by means of delivery to the other PARTY(IES) a certified copy of the revocation order, at or up to the sixty-first date of the date of the notice to COMPANY of the arrest, seizure or judicial pledge and (b) reimburse COMPANY or the other PARTIES, depending on the case, for the reasonable costs incurred up to then to determine the ECONOMIC VALUE.

11.10 Should any of the PARTIES transfer, under the terms of sub-clause 11.5, part of its BOUND SHARES to an AFFILIATE, the following rules shall be observed: (I) for the purposes provided under sub-clauses 11.1 to 11.4, inclusive, the PARTY transferring the BOUND SHARES and its AFFILIATE shall be deemed a sole shareholder of COMPANY, and, in case of disposal of BOUND SHARES by such PARTY or its AFFILIATE, the offer ruled under sub-clause 11.3 shall be made effective to the other PARTIES, which shall hold the first refusal right assured under sub-clause 11.1; (II) the acquisition of shares, in case of sales offer ruled under sub-clause 11.9, shall be made by the PARTY or AFFILIATE holding the larger quantity of BOUND SHARES on the date of the notice to COMPANY of the arrest, seizure or judicial pledge.

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11.11 In case of sale, assignment or transfer, by 521 and VBC, of the BOUND SHARES belonging to same, which result, after such transaction, in an interest share inferior to 20% and 30%, respectively, of the BOUND SHARES, and provided BONAIRE has not exercise its first refusal right for the acquisition of such shares, under the terms of this clause 11, BONAIRE shall be entitled to, at its exclusive discretion, sell the totality of the BOUND SHARES belonging to same together with the BOUND SHARES owned by 521 or VBC object of the sale, assignment or transfer, for the same price, term and other conditions agreed upon. In order to implement the provisions of this sub-clause, 521 and VBC shall, whenever they aim at selling BOUND SHARES pertaining to them, include the BOUND SHARES pertaining to BONAIRE in the corresponding negotiation.

11.12 The restrictions stipulated in this clause do not apply to the transfers of one (1) SHARE to each person to be appointed as member of the Board of Directors of COMPANY, which is not a shareholder, provided the beneficiary is bound to return the SHARE received as soon as it ceases being a COMPANY manager. The SHARES so transferred shall be computed in the lot of SHARES of the disposing PARTY, which shall be responsible before the other PARTIES for the compliance of the obligations arising from the present AGREEMENT by the buyer of the SHARE, under the terms of this sub-clause.

11.13 It is a condition precedent to any transfer of BOUND SHARES that the corresponding buyer unconditionally adheres to the present AGREEMENT, keeping the acquired SHARES bound hereto.

11.14 The PARTIES shall be prohibited of selling SHARES in the market, after the start-up of the public distribution of common shares of COMPANY, for the term defined together with the Global Coordinator of the primary share offer.

CLAUSE TWELVE – CHANGE OF CORPORATE CONTROL OF A PARTY

12.1 In case of direct or indirect change of the corporate control of any PARTY (the OFFEROR) the other PARTIES shall be entitled to acquire all BOUND SHARES pertaining, directly or indirectly, to the OFFEROR, by the ECONOMIC VALUE.

12.1.1 For the purposes of this clause, change of corporate control will be evidenced by the acquisition — under whatever form and title — by a third party (which, at the date of execution HEREOF was not part of the PARTY control group) of shares, quotas or partner rights assuring same the prevalence in the corporate resolutions of the PARTY.

12.2 The provisions of sub-clause 12.1 also applies to the change of corporate control resulting from:

a) admission of a new partner upon capital increase of the OFFEROR or of a company holding, directly or indirectly, its control;

b) merger, incorporation or scission of the OFFEROR or of a company holding, directly or indirectly, its control;

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c) disposal of shares of the corporate capital of the OFFEROR, of a company holding, directly or indirectly its control or of company controlled by OFFEROR owner of BOUND SHARES.

12.3 In the case of 521 and BONAIRE, the corporate control of which are held by Investment Funds – to wit de Investimento em Ações BB Carteira Livre I and Fundo de Investimento Financeiro BB Renda Fixa IV (521) and Icatu Energia São Paulo Fundo Mútuo de Investimento em Ações — Carteira Livre (BONAIRE) – the provisions of this clause shall apply to any change implying that a third party becomes the holder of the absolute majority of its quotas. The shareholding composition of 521 and BONAIRE and the composition of the Investment Funds controlling same constitute attachments 1 and 2 hereof.

12.4 Should there be changes of the corporate control of the OFFEROR, including under the terms of sub-clauses 12.2 and 12.3, the following rules will be observed:

          a) the OFFEROR shall notify in writing the other PARTIES of this fact, as well as the President of the Board of Directors of COMPANY, within maximum thirty (30) days counted from the date of the change of control, informing, in such notice, (i) the identity of the new controller and (ii) the ECONOMIC VALUE of the SHARES, determined by a specialized company to be chosen by same (referred below as FIRST EVALUTION); in case of change of control resulting from merger, incorporation or scission, the notice covered by this item shall be made by the surviving company;

          (b) the other PARTIES shall, within thirty (30) days counted from the receipt of the notice mentioned under (a) above, notify in writing the OFFEROR and the President of the Board of Directors of COMPANY whether they accept or reject the value of the FIRST EVALUATION of the SHARES, and, should they accept it, such acceptance shall imply the exercise of the right assured them by this Clause;

          (c) should they not accept the value of the FIRST EVALUATION, they may request the procedure of determination of the new ECONOMIC VALUE of the BOUND SHARES of the OFFEROR (this new evaluation hereinafter called SECOND EVALUATION), as provided under sub-clause 12.5 below;

          (d) once the first refusal right is exercised, the purchase and sale of BOUND SHARES shall be hired during the fifteen (15) days subsequent to the date of the exercise and the price shall be paid cash simultaneously with the transfer of title of the SHARES;

          (e) Should the OFFEROR or its new controller, be bound to sell its BOUND SHARES as a consequence of change of control, fail to make the transfer of title of such SHARES, the other PARTY(IES) exercising their first refusal right under the terms of this Clause may (i) make a judicial deposit of the price of the BOUND SHARES, and (ii) request an Arbitral Award or Judicial Ruling producing the same effect of a purchase and sale agreement.

12.4.1 A delay of over sixty (60) days of the notice mentioned under “a” of sub-clause 12.4 shall imply the charge of a fine at one half per cent (0,5%) of the ECONOMIC VALUE of the SHARES, for each month of delay, being the fine discounted from the price payable by the PARTY(IES) exercising the first refusal right.

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12.5 The procedure of determination of the value of the SECOND EVALUATION of the SHARES shall be done as follows:

          (a) the interested PARTIES shall appoint a specialized company in Corporate Evaluation, with national reputation, to determine the amount of the SECOND EVALUATION, the award of which shall be delivered within sixty (60) days from the notice mentioned under “a” of sub-clause 12.4. The purchase price of the BOUND SHARES shall be the average of the amounts of the FIRST EVALUATION and of the SECOND EVALUATION, provided the difference between the two evaluations does not exceed twenty percent (20%). Should the two evaluations show values with differences over 20%, the purchase price of the BOUND SHARES shall be determined by a third specialized first line company, chosen by the companies preparing the awards corresponding to the FIRST EVALUATION and to the SECOND EVALUATION, and the amount determined in the untie report shall be the final sales price of the BOUND SHARES. In case of conflict in the choice of the company to prepare the untie report, the matter will be solved by arbitration, according to clause 16.

          b) each interested PARTY shall bear the cost of the evaluation ordered by same; and the cost of the untie report shall be borne in equal parts by the OFFEROR (50%) and the remaining interested PARTIES (50%).

          (c) once determined the purchase price of the BOUND SHARES under the terms of this sub-clause, the President of the Board of Directors of COMPANY shall notify the interested PARTIES so that they exercise the first refusal right within fifteen (15) days.

12.5.1 The interested PARTIES shall loose the first refusal right ruled by this Clause if they do not provide for its evaluation report on the purchase price of the BOUND SHARES within the terms foreseen under sub-clause 12.5 “a”, nor exercise their first refusal right within the terms and conditions defined under this Clause.

12.6 The provisions of the above sub-clauses do not apply to the corporate restructures where the ownership of the BOUND SHARES is transferred by singular or universal succession, provided the corresponding successors give written notice to the other PARTIES and to the Management of COMPANY of their unrestricted adhesion to the AGREEMENT within the thirty (30) days subsequent to the acquisition of the BOUND SHARES, however always before exercising any right arising herefrom. Should there occur the case covered by this sub-clause, the successors of the PARTY shall be deemed, for the purpose of exercise of the rights and compliance of the obligations stipulated herein, as jointly constituting one sole PARTY.

12.6.1 In the absence of the notice foreseen in the previous sub-clause, within the term define, the PARTIES interested in exercising the first refusal right shall notify the successor of the PARTY undergoing reorganization to, within fifteen (15) days after the notice, manifest on its unrestricted adhesion to the AGREEMENT. After the term covered by this sub-clause without there being no written manifest of adhesion, the interested PARTIES may exercise the first refusal right anytime according to the following procedure:

          (a) any of the interested PARTIES shall notify the OFFEROR (understood as such, for the purpose of this sub-clause, the singular or universal successor of the PARTY which

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fails to adhere to the AGREEMENT under the terms of sub-clause 12.6), the President of the Board of Directors of COMPANY and the remaining PARTIES of its intent of acquiring the BOUND SHARES and requesting COMPANY to order an evaluation report on the ECONOMIC VALUE which shall be the final purchase price of the BOUND SHARES.

          (b) within thirty (30) days after the receipt of the notice of COMPANY informing the sales value of the BOUND SHARES the interested PARTIES shall confirm to the President of the Board of Directors of COMPANY and to the OFFEROR its decision of acquiring the OFFERED SHARES.

          (c) once the first refusal right is exercised, the purchase and sale of BOUND SHARES shall be implemented during the fifteen (15) days subsequent to the date of the exercise and the price shall be paid cash simultaneously with the transfer of title of the SHARES;

CLAUSE THIRTEEN – LIEN OF THE BOUND SHARES

13.1 The BOUND SHARES shall not be object of whatever type of lien, except in the following cases:

          (a) if the creditor is BNDES and/or BNDESPAR and the guaranteed debt arises, directly or indirectly, from finance granted (i) to investments in the CONTROLLED or ASSOCIATED COMPANIES or (ii) to COMPANY itself; or

          (b) if the creditor, by letter written to the COMPANY Management and to the other PARTIES, before the constitution of the material lien, (i) subordinates its right of enforcing the guarantee to the first refusal right of the PARTIES as ruled under Clause 11 and (ii) undertake not to interfere in the voting rights of the encumbered shares, even in case of default of the guaranteed debt; or

          (c) should all other PARTIES notify COMPANY that they agree with the lien intended by one of them.

13.2 In case of constitution of material lien on behalf of BNDES/BNDESPAR made under the terms of item (a) of the previous sub-clause, the PARTIES agree to subordinate the voting rights of the BOUND SHARES encumbered to the conditions adjusted with the BNDES/BNDESPAR by the interested PARTY.

13.3 The constitution of material liens on the BOUND SHARES without observing the provisions of this Clause shall not be valid nor shall it produce any effects before COMPANY and other PARTIES.

13.4 521 and BONAIRE are aware that:

          a) VBC has incurred debts within the Federal Privatization Program by means of different issues of debentures (3rd, 6th and 8th issues) which were subscribed by the BNDESPAR (hereinafter referred to as “debentures”) for the purpose of participating of the privatization of projects of the electrical area;

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          b) currently, shares issued by CPFL-D and CPFL-G owned by VBC were given as guarantee of the payment of the “debentures” and/or bound to the exercise of the BNDESPAR right of “converting” part of its “debentures” in shares of such companies;

          c) in order to enable the public distribution of COMPANY shares (as referred to in the WHEREAS (iv), it is necessary to release the CPFL-D and CPFL-G shares of the above mentioned liens;

          d) for such purpose, VBC : (i) sill substitute the CPFL-D and CPFL-G shares given as guarantee of the payment of the “debentures” for BOUND SHARES belonging to VBC, which shall be subject to the transfer limitation of shares ruled under clause 11, and (ii) shall substitute, by COMPANY shares not bound hereto, the CPFL-D and CPFL-G shares blocked to cover for the (possible) exercise of the BNDESPAR right of converting part of its “debentures” in shares of such incorporations.

CLAUSE FOURTEEN – TERM

14.1 The duration hereof is twenty-five (25) years, being automatically renewed for equal and successive periods of five (5) years, should none of the PARTIES denounce it with the minimum advance of six (6) months prior to the end of the contractual term than in force.

CLAUSE FIFTEEN – SPECIFIC ENFORCEMENT

15.1 The PARTIES hereby acknowledge and state that the mere payment of losses and damages shall not constitute adequate compensation for the default of obligations undertaken hereby.

15.2 The PARTIES shall be entitled to request to the President of the General Meeting and the Members of the Board elected by appointment of the PARTIES shall be entitled to request to the President of the Board of Directors to declare the invalidity of vote issued against or in disagreement of the provisions hereof.

CLAUSE SIXTEEN – DIVERGENCIES AND ARBITRATION

16.1 Any controversy arising from the performance or interpretation of the AGREEMENT which is not amicably resolved within thirty (30) days after one of the PARTIES having informed the other PARTIES in writing on the existence of such controversy, shall be subject to the judgment of the Market Arbitration Chamber instituted by BOVESPA (Securities Exchange of the State of São Paulo) (hereinafter simply called “Arbitration Court”). The Arbitration Court shall be comprised of as many referees as the diverging PARTIES and of one other referee who shall act as President of the Arbitration Court, to be chosen by the other referees. The choice of the referees shall be done by the PARTIES involved in the dispute, being each PARTY sustaining a diverging position the appointment of a representative in the Arbitration Court. The President of the Arbitration Court shall have, in addition to his vote, the quality vote in case of tie.

16.2 The Arbitration Court shall observe the procedural rules of the Market Arbitration Chamber Regulation as instituted by BOVESPA. The Arbitration Court shall meet in the City of São Paulo, State of São Paulo, and its decision shall be final, obliging the

25

PARTIES and their successors at whatever title. The Arbitral award shall constitute an executive extrajudicial security, for the purpose of enforcing its content against the PARTIES refusing to comply with its ruling.

16.3 The arbitral award shall determine that the arbitration costs or costs of whatever legal proceedings referring to the arbitration or arising therefrom, including legal counsel fees, experts, referees and court costs shall be borne by the defeated PARTY(IES). Should the arbitral award be partially favorable to all PARTIES, the Arbitration Court shall specify the form and proportion whereby each PARTY shall bear the costs and expenses.

16.4 Without prejudice of the provisions of this Clause, the PARTIES hereby acknowledge and state reciprocately their legitimate interest in exercising the right to sue before the Judicial Power, provided this is exclusively addressed to urgent protective injunction, to, by means of the obligation of the legal ruling, assure the effectiveness of the arbitration judgment whenever this is necessary, through strict caution preventive and restrictive measures, with a preparation or incidental character.

CLAUSE SEVENTEEN – GENERAL PROVISIONS

17.1 The PARTIES hereby undertake, by itself or its successors at whatever title, to comply with the present AGREEMENT such as contained herein.

17.2 The failure to exercise, in whole or part, the rights attributed hereby to any of the PARTIES shall not imply waiver or novation, being characterized as mere liberality act.

17.3 Any amendment hereto shall only be valid if made by written instrument, executed by all PARTIES.

17.4 Should any provision hereof be deemed undemandable as a consequence of arbitral award or legal ruling, the PARTIES hereby undertake to proceed to the substitution of such provision by another leading to equivalent result, so as to preserve, to the maximum possible extent, the integrity of the commitments reciprocately undertaken hereby.

17.5 The monetary values expressed herein shall be updated on January 1st of each year, according to the fluctuation of the General Market Price Rate – IGP-M, published by Getúlio Vargas Foundation, or, in its absence, of another rate published by the same Foundation, reflecting the loss of acquisition power of the local currency occurring during the period.

17.5.1 Should the rates reflected herein fail to reflect the evolution of the relative prices in the country, the PARTIES shall proceed to review the monetary values expressed herein for the purpose of adjust them to the actual evolution of prices.

17.6 All notices provided for herein shall be done in writing and deemed actually given when transmitted by cable, facsimile or electronic data transmission (in each case, subject to the receipt of the appropriate receipt code or any receipt confirmation by the receiving PARTY) or when delivered by hand or sent by certified letter to the address of the PARTIES, as indicated below:

If to VBC:

VBC ENERGIA S.A.

26

Avenida Engenheiro Luís Carlos Berrini, nº 1297-1307, 13º andar, conjunto 132
04571-010 São Paulo, SP
Attn: Marcelo Maia de Azevedo Corrêa (President)
Phone: (11) 5102-7050
Fax: (11) 5505-9161
e-mail: mcorrea@vbcenergia.com.br; and

Attn.: José Said de Brito (Director)
Phone: (11) 3225-3168
Fax: (11) 3361-3624
e-mail: said@votorantim-energia.com.br

If to 521:

521 PARTICIPAÇÕES S.A.,
Praia de Botafogo, 501 — 4º andar — Botafogo
ZIP CODE: 22.250-040 — Rio de Janeiro — RJ

Attn: Gilberto Audelino Correa (Director of Relations with Investors)
Phone: (21) 3870-1011
Fax: (21) 3870-1951
e-mail: dirin@previ.com.br

Attn: Sergio da Silva Rosa (Director of Interests of PREVI)
Phone: (21) 3870-1021
Fax: (21) 3870-1051
e-mail: dipar@previ.com.br

Attn: Aloisio Macário de Souza (Team Manager – Interest Management)
Phone: (21) 3870-1202
Fax: (21) 3870-1220
e-mail: macario@previ.com.br

If to BONAIRE

BONAIRE PARTICIPAÇÕES S.A.,
Attn: Carlos Eduardo Reich
Av. Presidente Wilson, 231 — 9º andar
ZIP CODE 20.030-021 — Rio de Janeiro — RJ

Phone: (21) 3804-8722
Fax: (21) 2533-3136
e-mail: creich@icatu.com.br

17.7 Under the terms of article 118 of Law No. 6404 of 1976, the present AGREEMENT shall be filed at the COMPANY headquarters and recorded into the books of the financial institution depository of the of record shares of COMPANY, which shall take note in the deposit account of the BOUND SHARES and corresponding statement provided to the PARTIES of the following text:

“The shares represented by the present certificate or object of the present deposit account, are subject to the system of the Shareholders Agreement

27

executed between VBC Energia S.A., 521 Participações S.A. and Bonaire Participações S.A. on [day] of [month] of [year], ruling the disposal and encumbrance of such shares and of the subscription rights arising therefrom. This shareholders’ agreement is filed at COMPANY’s headquarters for all purposes and effects of article 119 of Law number 6404/76.”

17.8 After the registration for negotiation of COMPANY shares within Stock Exchanges, should it be further decided to cancel their registration of open company for negotiation of shares in the market, the minority shareholders shall be entitled to sell its shares for their economic value as ruled under articles 4 and 4-A of Law 6404/76, with the wording given by Law 10.303/2001.

17.9 COMPANY attends the present AGREEMENT to become aware of its terms, obliging to observe it and to file it within its headquarters.

17.10 The SUBSIDIARIES shall, for the purposes and effects of article 118 of Law 6404/76, notified of the existence hereof, and a certified copy shall be sent thereto to be filed in its headquarters.

17.11 All and any matter arising from the performance hereof shall be decided at the Courts of COMPANY’s headquarters.

IN WITNESS WHEREOF, the PARTIES execute the present AGREEMENT in six (6) counterparts of equal tenor and for one sole effect, in the presence of the two undersigned witnesses.

     São Paulo, March 22, 2002

VBC ENERGIA S.A.

Name:	Name:
Title:	Title:

Continuation of the signatures of the Shareholders’ Agreement of Draft II Participações S.A. executed on March 22, 2002.

521 PARTICIPAÇÕES S.A.,

Name:	Name:
Title:	Title:

BONAIRE PARTICIPAÇÕES S.A.,

Name:	Name:
Title:	Title:

DRAFT II PARTICIPAÇÕES S.A.

Name:	Name:
Title:	Title:

28

Witnesses:

Name:	Name:
ID:	ID:

AMENDMENT No. 1 TO THE SHAREHOLDERS AGREEMENT

OF CPFL ENERGIA S.A. (former Draft II Participações S.A.)

By this private instrument, the parties:

     VBC ENERGIA S.A., former Serra da Mesa Energia S.A., a joint-stock corporation with offices in the city of São Paulo, State of São Paulo, at Avenida Engenheiro Luís Carlos Berrini No. 1297/1307, 13rd floor, suite 132, enrolled with the National Register of Legal Entities (“CNPJ/MF”) under No. 00.095.147/0001-02, hereinafter simply referred to as “VBC”;

     521 PARTICIPAÇÕES S.A., a joint-stock corporation with offices in the city of Rio de Janeiro, State of Rio de Janeiro, at Praia de Botafogo No. 501 – 4th floor, enrolled with the National Register of Legal Entities (“CNPJ/MF”) under No. 01.547.749/0001-16, hereinafter simply referred to as “521”;

     BONAIRE PARTICIPAÇÕES S.A., a joint-stock corporation with offices in the city of São Paulo, State of São Paulo, at Avenida Paulista No. 37, 10th floor– part occupancy, enrolled with the National Register of Legal Entities (“CNPJ/MF”) under No. 02.117.801/0001-67, hereinafter simply referred to as “BONAIRE”; and they may be individually referred to as PARTY, or collectively PARTIES;

and, as Intervening Consenting Party,

     CPFL ENERGIA S.A., former Draft II Participações S.A., a joint-stock corporation with offices in the city of São Paulo, State of São Paulo, at Rua Ramos Batista No. 444, enrolled with the National Register of Legal Entities (“CNPJ/MF”) under No. 02.429.144/0001-93, hereinafter simply referred to as “COMPANY”; the PARTIES and COMPANY being represented according to their respective bylaws,

WHEREAS:

(a)	On March 22, 2002 the PARTIES executed the Shareholders Agreement of Draft II Participações S.A. (the “AGREEMENT”), by which the PARTIES (i) were bound to increase the capital of COMPANY; (ii) expressed their wish to list COMPANY’s shares in Brazilian stock exchanges, according to the rules of the New Market, and abroad; and (iii) regulated the exercise of the voting right inherent to their shares, the restriction on the circulation, the mutual relations as controlling shareholders, and established the general principles to exercise of the controlling power and management if COMPANY and its subsidiaries.

(b)	the parties wish to amend the AGREEMENT to (i) specify the new quantity of BOUND SHARES of each PARTY, and update the table in sub-clause 3.1.; (ii) amend sub-clauses 1.1(c), 5.4, 8.9.6, 8.9.7, 8.10, 8.10.2, 8.12, 12.3, and 17.6; and (iii) add sub-clauses 5.8.1, 8.9.2.1, and 17.7.1, of the AGREEMENT;

Have agreed to enter into this Amendment No. 1 to the Shareholders Agreement of CPFL Energia S.A., former Draft II Participações S.A. (the “AMENDMENT”), as follows:

Unless as otherwise indicated, the other capitalized terms and expressions herein shall have the same meanings attributed thereto in the text or in the AGREEMENT.

1.      CONFIRMATION

1.1.   Considering the increase of capital of COMPANY resolved in the Extraordinary General Meeting (“AGE”) of August 6, 2002, and in compliance with the provision of sub-clause 3.1.2 of the AGREEMENT, the PARTIES determine, in the table below, which shall substitute the table contained in sub-clause 3.1, the new quantity of shares bound to the agreement:

PARTY	NUMBER OF COMMON
	SHARES	PERCENTAGE

		IN THE ENTIRE	IN THE CONTROL
		CAPITAL	BLOCK
VBC	1,229,453,666	36.26%	45.32%
521	1,030,872,091	30.40%	38.00%
BONAIRE	452,473,000	13.34%	16.68%
Total Shares	2,712,798,757	80.00%	100.00%

1.2.	The PARTIES hereby mutually agree to (i) amend sub-clauses 1.1(c), 5.4, 8.9.6, 8.9.7, 8.10, 8.10.2, 8.12, 12.3, and 17.6; and (ii) add sub-clauses 5.8.1 and 8.9.2.1 and 17.7.1, of the AGREEMENT; as follows:

(a)	sub-clause 1.1(c) shall be read as follows:

          “(c) AGREEMENT – means this Shareholders Agreement.”

(b)	sub-clause 5.4 shall be read as follows:

          “5.4 A PREVIOUS MEETING shall be mandatory for all matters requiring the approval of the General Meeting of COMPANY, its SUBSIDIARIES or ASSOCIATED COMPANIES, or those in which the Board of Directors of COMPANY or its SUBSIDIARIES can only resolve by the qualified majority (pursuant to sub-clause 7.4 of the AGREEMENT). Either PARTY, however, shall be entitled to require the holding of a PREVIOUS MEETING, called according to sub-clause 5.2., to define the orientation of vote of the representatives of the PARTIES in the Board of Directors of COMPANY or its SUBSIDIARIES, in relation to any other matter rather than those listed in sub-clause 7.4 hereof. A PREVIOUS MEETING shall also be required for the Board of Directors (of COMPANY and its SUBSIDIARIES) to resolve on the following matters:

                    a) approval of the other members of the Staff of Officers, appointed by the President Director previously elected by the Board of Directors; and

2

                    b) execution of agreement of any nature in a total amount higher than R$ 20 million, even if such agreement is related to the expenses set forth in the ANNUAL BUDGET or in the 5-YEAR BUSINESS PLAN.”

(c)	sub-clause 8.9.6 shall be read as follows:

          “8.9.6   Any member of the Committee who may have, actual or potential conflict of interests or which are related to a RELATED PARTY whose main activities imply the actual or potential existence of conflict of interests, with a certain matter to be examined by the Committee, shall not participate in the Committee Meeting, in which such matter is analyzed. Notwithstanding, upon request of the Committee, the member in situation of conflict of interests may be called to provide specific information.”

(d)	sub-clause 8.9.7 shall be read as follows:

          “8.9.7   The matters analyzed by each of the Committees shall be subject of reports and proposals, which do not bind the resolution of the Board of Directors. They should be included in the reports and proposals mentioned above, including, eventual dissidence, if so required by any of the members of the respective Committee, as well as the grounds for the dissidence.”

(e)	sub-clause 8.10 shall be read as follows:

          “8.10   EXECUTIVE BOARD – The Executive Board, chosen for a three (3) year term, shall be comprised of six (6) members, being one (1) President-Director, one (1) Strategy Vice-President, one (1) Financial Vice-President (also responsible for Relations with Investors), one (1) Vice-President Director of Power Management, one (1) Distribution Vice-President Director, and one (1) Generation Vice-President Director.”

(f)	sub-clause 8.10.2 shall be read as follows:

          “8.10.2   The President-Director of COMPANY shall also act as such in the SUBSIDIARIES, and shall be incumbent, according to item 8.10.1, to submit the names of the professionals who will shall fill in the other Management positions of the SUBSIDIARIES. The Power Vice-President Directors, Distribution and Generation Vice-President Directors shall be, respectively, the Superintendents (and main executives) of the SUBSIDIARIES by means of which the activities of power management, distribution and generation will shall be exercised.”

(g)	sub-clause 8.12 shall be read as follows:

          “8.12   During the period while the new President-Director is being selected, the Chairman of the Board of Directors shall take over as interim Executive President, or, if this is not possible, the Financial Vice-President Director shall take over.”

(h)	sub-clause 12.3 shall be read as follows:

3

          “12.3   In the case of 521 and BONAIRE, the corporate control of which are held by Investment Funds – i.e., Fundo de Investimento em Ações BB Carteira Livre I and Fundo de Investimento Financeiro BB Renda Fixa IV (521) and Mellon Energia São Paulo Fundo de Investimento em Ações (BONAIRE) – the provisions of this clause shall apply to any change implying that a third party becomes the holder of the absolute majority of its quotas. The shareholding composition of 521 and BONAIRE and the composition of the Investment Funds controlling same constitute attachments 1 and 2 hereof.”

(i)	sub-clause 17.6 shall be read as follows:

          “17.6   All notices provided for herein shall be done in writing and deemed actually given when transmitted by cable, facsimile or electronic data transmission (in each case, subject to the receipt of the appropriate receipt code or any receipt confirmation by the receiving PARTY) or when delivered by hand or sent by certified letter to the address of the PARTIES, as indicated below:”

................

If to BONAIRE

BONAIRE PARTICIPAÇÕES S.A.,

Attn.: Carlos Eduardo Reich
Av. Almirante Barroso 52, 33º andar
CEP 20.031-000 — Rio de Janeiro — RJ
Phone: (21) 2510-9990
Fax: (21) 2510-9901
e-mail: carlosreich@mellonbrascan.com.br

Attn.: Presidente da Fundação CESP
Alameda Santos, nº 2.477
CEP 01419-907 – São Paulo — SP
Phone: (11) 3068-3221
Fax: (11) 3068-3051
e-mail: presidencia@funcesp.com.br

Attn.: Presidente da PETROS — Fundação Petrobras de Seguridade Social
Rua do Ouvidor, nº 98
CEP 20040-030 — Rio de Janeiro — RJ
Phone: (21) 2506-0577
Fax: (21) 2506-0510
e-mail: cflory@petros.com.br

Attn.: Presidente da Fundação Sistel
SEPS EQ 702/902, 2º andar
CEP 70390-025 — Brasília — DF
Phone: (61) 317-7242
Fax: (61) 322-4475

4

e-mail: pimentel@sistel.com.br”

(j)	added sub-clause 5.8.1, which shall be read as follows:

          “5.8.1   Notwithstanding the provision in sub-clause 5.8 above, in the resolutions made in PREVIOUS MEETINGS the PARTIES shall be bound to comply with the provisions of art. 115, Law 6.404/76, which provides for the abuse of voting right and conflict of interests.”

(l)	added sub-clause 8.9.2.1, which shall be read as follows:

          “8.9.2.1   Upon the request of either PARTY, substitute members shall also be appointed by the Board of Directors for the Committees referred to in sub-clause 8.9.2 above (PARTY entitled to appoint the first appointed member also being incumbent to appoint the respective substitute). The substitute member shall substitute the first appointed member in meetings of the Committee, in which, by the tenor of the matter to be analyzed, the first appointed member has actual or potential conflict of interests, — because of the personal situation of the first appointed member, or by that fact that s/he is bound to the RELATED PARTY, whose preponderant activities imply the actual or potential existence of conflict of interests with the matter submitted for the Committee. Staff individuals of VBC, BONAIRE, 521 or Previ — Caixa de Previdência dos Funcionários do Banco do Brasil (in the case of the latter including both its employees and that of the sponsors assigned thereto) may be appointed for the Committees – without any potential or effective conflict of interests resulting therefrom—.”

(m)	added sub-clause 17.7.1, which shall be read as follows:

          “17.7.1.   The PARTIES shall be bound not to execute, except jointly, any other agreement of the same nature (agreement of vote) during the effectiveness of this AGREEMENT.”

1.3.   Considering the change of name of the investments funds controlling BONAIRE, as reflected in the new wording of sub-clause 12.3 approved in letter (h), item 1.2 above, Attachment 2 of the AGREEMENT is hereby adapted, and substituted for the document attached hereto.

2.      CONFIRMATION

2.1.   All other clauses and provisions of the Agreement that have not been expressly changed hereby shall remain unchanged and are hereby confirmed.

5

IN WITNESS WHEREOF, the PARTIES execute this Amendment in six (6) counterparts of equal content and form, in the presence of the two undersigned witnesses.

São Paulo, August 27, 2.002.

VBC ENERGIA S.A

Name: Title	Name: Title

6

Continuation of the signatures of the Amendment No. 1 to the Shareholders Agreement of CPFL Energia S..A. executed on August 28, 2002.

521 PARTICIPAÇÕES S.A

Name: Title	Name: Title

BONAIRE PARTICIPAÇÕES S.A.

Name: Title	Name: Title

CPFL ENERGIA S.A.

Name: Title	Name: Title

Witnesses

Name: IDENTIFICATION CARD (“RG”):	Name: IDENTIFICATION CARD (“RG”):

7

AMENDMENT No. 2 TO THE SHAREHOLDERS AGREEMENT
OF CPFL ENERGIA S.A.

By this private instrument, the parties:

     VBC ENERGIA S.A., a joint-stock corporation with offices in the city of São Paulo, State of São Paulo, at Avenida Engenheiro Luís Carlos Berrini, No. 1297/1307, 13th floor, suite 132, enrolled with the National Register of Legal Entities of the Ministry of Finance (“CNPJ/MF”) under No. 00.095.147/0001-02, hereinafter simply referred to as “VBC”;

     521 PARTICIPAÇÕES S.A., a joint-stock corporation with offices in the city of Rio de Janeiro, State of Rio de Janeiro, at Praia de Botafogo, 501 — 4th floor, enrolled with the National Register of Legal Entities of the Ministry of Finance (“CNPJ/MF”) under No. 01.547.749/0001-16, hereinafter simply referred to as “521”;

     BONAIRE PARTICIPAÇÕES S.A., a joint-stock corporation with offices in the city of São Paulo, State of São Paulo, at Avenida Paulista, 37, 10th floor - part occupancy, enrolled with the National Register of Legal Entities of the Ministry of Finance (“CNPJ/MF”) under No. 02.117.801/0001-67, hereinafter simply referred to as “BONAIRE”; and they may be individually referred to as PARTY, or collectively PARTIES;

and, as Intervening Consenting Party,

     CPFL ENERGIA S.A., a joint-stock corporation with offices in the city of São Paulo, State of São Paulo, at Rua Ramos Batista, 444, enrolled with the National Register of Legal Entities of the Ministry of Finance (“CNPJ/MF”) under No. 02.429.144/0001-93, hereinafter simply referred to as “COMPANY”; the PARTIES and COMPANY being represented according to their respective bylaws;

WHEREAS:

(a)	The PARTIES, by means of the Shareholders Agreement of COMPANY executed on March 22, 2002, and amended on August 27, 2002 (the “AGREEMENT”) (i) were bound to increase the capital of COMPANY; (ii) expressed their wish to list COMPANY’s shares in Brazilian stock exchanges, according to the rules of the New Market, and abroad; and (iii) regulated the exercise of the voting right inherent to their shares, the restriction on the circulation, the mutual relations as controlling shareholders, and established the general principles to exercise of the controlling power and management if COMPANY and its subsidiaries.

(b)	In a meeting held on October 20, 2003, the Board of Directors of CPFL ENERGIA resolved to increase the capital of the company, subject to the limits of its authorized capital, from R$ 3,390,998,447.00 to R$ 4,940,998,445.90, upon the issuance of 727,699,530 new shares; and

(c)	the PARTIES wish to amend the AGREEMENT to (i) revoke clauses 3.1.1 and 3.1.2, by virtue of its compliance and loss of object; and (ii) amend sub-clause 3.1., in order to specify the new relation between the BOUND SHARES held by each of the PARTIES and their respective shares in the capital of COMPANY;

Have agreed to enter into this Amendment # 2 to the Shareholders Agreement of CPFL Energia S.A. (the “AMENDMENT”), as follows:

Unless as otherwise indicated, the other capitalized terms and expressions herein shall have the same meanings attributed thereto in the text or in the AGREEMENT.

1.      CORRECTION

1.1.   The PARTIES have hereby mutually agreed to: (i) revoke sub-clauses 3.1.1 and 3.1.2 of the AGREEMENT; and (ii) amend sub-clause 3.1 of the AGREEMENT, which shall be read as follows:

“3.1   The following SHARES of each PARTY are bound to the AGREEMENT, which comprise the participation percentage in the entire capital of COMPANY and in the CONTROL BLOCK, as shown in the table below:

PARTY	NUMBER OF COMMON	PERCENTAGE
	SHARES
	BOUND TO THE
	AGREEMENT
		IN THE ENTIRE	IN THE
		CAPITAL	CONTROL
			BLOCK
VBC	1,229,453,666	29.85%	45.32%
521	1,030,872,091	25.03%	38.00%
BONAIRE	452,473,000	10.99%	16.68%
Total Shares	2,712,798,757	65.87%	100.00%

2.     CONFIRMATION

2.1.   All other clauses and provisions of the AGREEMENT that have not been expressly changed hereby shall remain unchanged and are hereby confirmed.

IN WITNESS WHEREOF, the PARTIES execute this Amendment in six (6) counterparts of equal tenor and form, in the presence of the two (2) undersigned witnesses.

São Paulo, November 5, 2003.

VBC ENERGIA S.A

Name: Title	Name: Title

2

Continuation of the signatures of the Amendment # 2 to the Shareholders Agreement of CPFL Energia S.A. executed on November 5, 2003.

521 PARTICIPAÇÕES S.A

Name: Title	Name: Title

BONAIRE PARTICIPAÇÕES S.A.

Name: Title	Name: Title

CPFL ENERGIA S.A.

Name: Title	Name: Title

Witnesses

Name: IDENTIFICATION CARD (“RG”):	Name: IDENTIFICATION CARD (“RG”):

3

ACORDO DE ACIONISTAS

DA

DRAFT II PARTICIPAÇÕES S.A.

     VBC ENERGIA S.A., nova denominação de Serra da Mesa Energia S.A., sociedade anônima com sede na Cidade de São Paulo, Estado de São Paulo, na Avenida Engenheiro Luís Carlos Berrini, n.º 1297/1307, 13º andar, conj. 132, inscrita no CNPJ/MF sob o n.º 00.095.147/0001-02, doravante designada simplesmente “VBC”;

     521 PARTICIPAÇÕES S.A., sociedade anônima com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Praia de Botafogo, 501 — 4º andar, inscrita no CNPJ/MF sob o n.º 01.547.749/0001-16, doravante referida simplesmente “521”;

     BONAIRE PARTICIPAÇÕES S.A., sociedade anônima com sede na Cidade de São Paulo, Estado de São Paulo, na Avenida Juscelino Kubitscheck, n.º 50, 18º andar – parte, inscrita no CNPJ/MF sob o n.º 02.117.801/0001-67, doravante denominada simplesmente “BONAIRE”; podendo, ainda, ser designadas singularmente como PARTE ou em conjunto como PARTES;

e, ainda, como Interveniente Anuente,

     DRAFT II PARTICIPAÇÕES S.A., cuja denominação social será alterada para CPFL Energia S.A., sociedade anônima com sede na Cidade de São Paulo, Estado de São Paulo, na Rua.Iguatemi, n.º 192, conj. 121, inscrita no CNPJ/MF sob o n.º 02.429.144/0001-93, doravante designada simplesmente “COMPANHIA”; as PARTES e a COMPANHIA representadas na forma dos respectivos estatutos sociais,

     Considerando que as PARTES:

     (i) detêm a maioria do capital da COMPANHIA, uma sociedade holding que resultou da reestruturação de investimentos de VBC, 521 e BONAIRE no setor de energia elétrica;

     (ii) têm participação acionária direta na Companhia Paulista de Força e Luz — CPFL (doravante referida como CPFL-D) e na CPFL Geração de Energia S.A. (doravante referida como CPFL-G);

     (iii) se obrigam a aumentar o capital social da COMPANHIA mediante a conferência da totalidade das ações de que são proprietárias nos capitais da CPFL-D e CPFL-G;

     (iv) têm intenção de listar as ações da COMPANHIA para negociação em bolsas de valores no Brasil , segundo as regras do Novo Mercado, e no exterior ; e

     (v) desejam regular o exercício do direito de voto de suas ações, restrições à sua circulação, as suas relações recíprocas como acionistas controladoras, bem como estabelecer os princípios gerais para o exercício do poder de controle e a administração da COMPANHIA e suas CONTROLADAS,

     Resolvem celebrar o presente Acordo de Acionistas, na forma e para os efeitos do artigo 118, e seus parágrafos, da Lei n.º 6.404, de 15.12.1976, que se regerá pelas seguintes cláusulas e condições:

CLÁUSULA PRIMEIRA – DEFINIÇÕES

1.1 Sempre que grafados em letras maiúsculas, os termos e expressões abaixo destacados terão os significados definidos nesta cláusula, salvo quando o contexto em que são empregados indicar claramente sentido diverso :

          (a) AÇÕES ou AÇÕES VINCULADAS — as ações ordinárias de emissão da COMPANHIA de propriedade das PARTES (subcláusula 3.1), bem como as que vierem a acrescer a essa participação acionária de cada uma das PARTES em razão de subscrição, desdobramento ou bonificação;

          (b) AÇÕES LITIGIOSAS — as AÇÕES VINCULADAS que forem objeto de arresto, seqüestro ou penhora judicial;

          (c) ACORDO — o presente Acordo de Acionistas, que é o único acordo de voto firmado entre as PARTES, que se obrigam a não firmar qualquer outro contrato da mesma natureza com as próprias PARTES ou com terceiros enquanto este ACORDO estiver vigente;

          (d) AFILIADA — significa, em relação a cada PARTE, a pessoa jurídica que seja sua controladora, controlada, ou, ainda, sociedade que seja controlada, direta ou indiretamente, pelo mesmo(s) controlador(es) final(is) da PARTE,

          (e) BLOCO DE CONTROLE — o bloco de AÇÕES VINCULADAS, de propriedade das PARTES, representando mais de 50% do capital votante da COMPANHIA, que lhes assegura a preponderância nas deliberações sociais;

          (f) COLIGADA — sociedade na qual a COMPANHIA participa com 10% (dez por cento) ou mais do capital votante , sem, entretanto, controlá-la;

          (g) CONTROLADA — sociedade na qual a COMPANHIA, diretamente ou através de outras sociedades, detenha o poder de controle, (i) isoladamente, por ser titular de direitos de voto que lhe assegurem, de modo permanente, preponderância nas deliberações sociais e o poder de eleger a maioria dos administradores, ou (ii) por participar do bloco de controle regulado por acordo de acionistas ou sócios;

          (h) ESTATUTO — o estatuto social da COMPANHIA, que — tomando por base o atual estatuto da CPFL-D — deverá, em até 60 dias desta data, ser adaptado para refletir as mudanças na Lei das S.A. e as estipulações do presente ACORDO, com as eventuais alterações que sejam aprovadas durante a sua vigência ;

          (i) ORÇAMENTO ANUAL — o orçamento anual contendo estimativa das receitas e as despesas operacionais, dos custos e investimentos, o fluxo de caixa, o montante a ser destinado ao pagamento de dividendos, as inversões de recursos com capital próprio ou de terceiros e outros dados que a administração da COMPANHIA considerar necessários;

          (j) PARTE OFERTANTE — a PARTE que desejar alienar AÇÕES VINCULADAS a terceiro ou a qualquer das outras PARTES ou, para fins da Cláusula 12a, a que tiver o seu controle alterado;

          (l) PARTE(S) RELACIONADA(S) – sócio(s), quotista(s) ou acionista(s) das PARTES, a saber:

               (i) em relação à VBC: Votorantim Energia Ltda., Bradesplan Participações S.A. e Camargo Corrêa Energia Ltda. e respectivas AFILIADAS;

               (ii) em relação à 521: PREVI – Caixa de Previdência dos Funcionários do Banco do Brasil, e suas AFILIADAS;

               (iii) em relação à BONAIRE: Funcesp — Fundação Cesp, Petros — Fundação Petrobrás de Seguridade Social, Sistel — Fundação Sistel de Seguridade Social, Sabesprev — Fundação Sabesp de Seguridade Social e respectivas AFILIADAS;

          (m) PLANO QUINQUENAL DE NEGÓCIOS — o plano qüinqüenal de negócios da COMPANHIA, compreendendo o plano estratégico, que conterá os planos de investimentos e as projeções para um prazo de 5 (cinco) exercícios financeiros da COMPANHIA e das CONTROLADAS, compreendendo atividades, estratégias, novos investimentos e oportunidades de negócios, os valores a serem investidos ou de outra forma contribuídos a partir de recursos próprios ou de terceiros, bem como as taxas de retorno e lucro esperados;

          (n) REUNIÃO PRÉVIA — reunião entre as PARTES, a ser feita antes da realização de qualquer Assembléia Geral ou reunião de Conselho de Administração da COMPANHIA, de CONTROLADAS ou COLIGADAS, com a finalidade de definir a orientação do voto a ser manifestado por representantes das PARTES naqueles órgãos sociais;

          (o) VALOR ECONÔMICO — significa o valor das AÇÕES VINCULADAS, avaliadas pelo método do fluxo de caixa descontado, segundo critérios usualmente adotados na avaliação de empresas do setor, realizada por empresa especializada de reputação nacional, para fins do exercício do direito de preferência em caso de mudança de controle societário de PARTE, como regulado nas cláusulas 11a e 12a.

CLÁUSULA SEGUNDA – OBJETO

2.1 O objeto do presente ACORDO é assegurar e regular o exercício do controle da COMPANHIA e de suas CONTROLADAS , obrigando-se as PARTES a sempre manter, em conjunto, a titularidade de um bloco de AÇÕES que lhes garanta, de modo permanente, a maioria dos votos nas Assembléias Gerais e o poder de eleger a maioria dos administradores e conselheiros fiscais da COMPANHIA e (por intermédio desta) de suas CONTROLADAS.

CLÁUSULA TERCEIRA — AÇÕES VINCULADAS

3.1 Estão vinculadas ao ACORDO as seguintes AÇÕES de cada PARTE, as quais compõem os percentuais de participação no capital total da COMPANHIA e no BLOCO DE CONTROLE, como discriminado no quadro abaixo:

	QUANTIDADE DE AÇÕES	PERCENTUAL
PARTE	ORDINÁRIAS	NO CAPITAL TOTAL	NO BLOCO DE CONTROLE
VBC	19.571	36,26	45,32
521	16.410	30,40	38,00
BONAIRE	7.203	13,34	16,68
Total das Ações	43.184	80,00	100,00

3.1.1 Conforme previsto no Considerando (iii), as PARTES aumentarão o capital da COMPANHIA mediante a conferência da totalidade das ações, ordinárias e preferenciais, de emissão da CPFL-D e da CPFL-G de que são proprietárias, ações essas que foram, na sua maior parte, por elas adquiridas em conjunto e, em menor parte, isoladamente por uma ou algumas das PARTES. Considera-se, para os fins do disposto nesta cláusula 3a, como ações da CPFL-D e da CPFL-G adquiridas em conjunto (a seguir referidas como “AÇÕES DA CPFL ADQUIRIDAS EM CONJUNTO”), aquelas cuja forma de aquisição tenha sido uma das abaixo especificadas:

          a) ações (ordinárias ou preferenciais) adquiridas (i) no leilão de privatização da CPFL-D (aí consideradas tanto as alienadas pelo Estado quanto as correspondentes às sobras não adquiridas pelos empregados) e (ii) em decorrência da oferta pública de aquisição de ações realizada pela DOC 4 Participações S.A.;

          b) ações da CPFL-D e da CPFL-G subscritas em aumentos de seus capitais socias realizados no período de novembro/1997 a março/2002, em decorrência do exercício do direito de preferência relativo às ações de que trata a letra “a” acima ;

          c) ações preferenciais classe “C” bonificadas pela CPFL-D, correspondentes às ações de que tratam as letras “a” e “b” acima; e

          d) ações ordinárias e preferenciais da CPFL-G, correspondentes às ações de que tratam as letras “a” a “c” acima, recebidas pelas PARTES em decorrência da cisão parcial da CPFL-D.

3.1.2 Após o aumento de capital a que se refere a subcláusula 3.1.1, ficarão vinculadas ao ACORDO, além das AÇÕES de que trata a subcláusula 3.1., a parcela das novas ações de emissão da COMPANHIA subscritas que corresponder à conferência de 80% (oitenta por cento) das “AÇÕES DA CPFL ADQUIRIDAS EM CONJUNTO”. Termo Aditivo ao ACORDO a ser assinado após o aumento de capital especificará a nova quantidade de AÇÕES VINCULADAS de cada PARTE, o seu percentual em relação ao capital total da COMPANHIA e ao BLOCO DE CONTROLE.

3.2 As PARTES se obrigam a sempre exercer o direito de voto relativo a ações ordinárias da COMPANHIA de que sejam, ou venham a ser, titulares em consonância com os termos deste ACORDO, mesmo não estando algumas dessas ações vinculadas ao ACORDO, pelo que somente poderão conferir direito de voto a terceiros sobre ações não vinculadas, através de procuração, usufruto, penhor ou outro meio hábil, se o terceiro se obrigar a votar de acordo com as instruções da PARTE que lhe propiciou o exercício do voto.

CLÁUSULA QUARTA – PRINCÍPIOS GERAIS DE CONDUÇÃO DOS NEGÓCIOS SOCIAIS

4.1 As PARTES se obrigam a exercer o direito de voto das AÇÕES, o poder de controle que detenham sobre os administradores da COMPANHIA e de suas CONTROLADAS e COLIGADAS e os direitos que lhes são assegurados pelo presente ACORDO visando realizar os seguintes princípios, diretrizes e políticas:

          a) promover e observar o objetivo básico da COMPANHIA e de suas CONTROLADAS, empresas que atuam no setor de geração, transmissão distribuição de energia elétrica e atividades correlatas, de modo a garantir a operação das instalações e equipamentos necessários à exploração das respectivas concessões de serviço público, e a assegurar a continuidade, regularidade e qualidade dos serviços de energia elétrica prestados;

          b) levar em conta, nas decisões estratégicas da COMPANHIA e de suas CONTROLADAS, o interesse das PARTES em resguardar a continuidade e expansão das operações da COMPANHIA e de suas CONTROLADAS, o retorno financeiro dos investimentos e promover a prestação de serviços adequados pelas CONTROLADAS, dentro de padrões de qualidade e competitividade necessários ao bom atendimento dos usuários e ao cumprimento das suas obrigações de empresas concessionárias;

          c) implementar na COMPANHIA e em suas CONTROLADAS uma política de distribuição de dividendos em moeda que assegure às suas ações as características de título de aplicação de poupanças com o fim de auferir rendimentos periódicos, sem prejuízo da formação das reservas previstas em ORÇAMENTO ANUAL ou PLANO QUINQUENAL DE NEGÓCIOS e necessárias aos planos de expansão de suas atividades e à melhoria na prestação dos serviços objeto das concessões exploradas pelas CONTROLADAS;

          d) adotar uma estrutura administrativa ágil na COMPANHIA e CONTROLADAS dentro do padrão mínimo necessário à sua boa administração, composta por profissionais qualificados e de reputação ilibada;

          e) formular diretrizes para as atividades e a administração da COMPANHIA e das CONTROLADAS que serão refletidas (i) no PLANO QUINQUENAL DE NEGÓCIOS e (ii) no ORÇAMENTO ANUAL da COMPANHIA e CONTROLADAS, preparado em consonância com o PLANO QUINQUENAL DE NEGÓCIOS.

4.2 Qualquer negócio ou contrato que venha a ser firmado pela COMPANHIA ou suas CONTROLADAS com PARTE RELACIONADA deverá ser concluído em bases estritamente comutativas e em condições de mercado, tal qual fosse contratado com terceiros.

CLÁUSULA QUINTA — REUNIÕES PRÉVIAS

5.1 Antes de qualquer Assembléia Geral ou reunião de Conselho de Administração da COMPANHIA, de suas CONTROLADAS ou de suas COLIGADAS que deva deliberar sobre qualquer das matérias previstas nas subcláusulas 5.4 e 7.4, as PARTES, convocadas nos termos da subcláusula 5.2, se reunirão para definir o modo pelo qual o voto será exercido por seus representantes em cumprimento ao disposto neste ACORDO.

5.2 As REUNIÕES PRÉVIAS serão convocadas pelo Presidente do Conselho de Administração da COMPANHIA ou de CONTROLADA, por quaisquer outros dois membros destes órgãos, agindo em conjunto, por qualquer dos membros do Conselho de Administração de COLIGADA indicado pela COMPANHIA ou, ainda, por qualquer das PARTES, mediante aviso escrito enviado, por qualquer dos meios de comunicação e para os endereços de que trata a subcláusula 17.6, com pelo menos 3 (três) dias úteis de antecedência, sendo as reuniões realizadas na sede da COMPANHIA — ou em outro local previamente designado, desde que no mesmo município da sua sede — ao menos 24 (vinte e quatro) horas antes da Assembléia Geral ou reunião do Conselho de Administração. Os avisos de convocações das REUNIÕES PRÉVIAS deverão conter a relação das matérias a serem examinadas e ser acompanhados de cópia dos documentos de apoio porventura necessários.

5.3 As REUNIÕES PRÉVIAS serão instaladas com a presença de representantes das PARTES titulares de, no mínimo, 51% (cinquenta e um por cento) das AÇÕES VINCULADAS, obrigando-se as PARTES a comparecer às mesmas por meio de representantes com poderes para deliberar sobre as matérias objeto da reunião.

5.4 Será obrigatória a realização de REUNIÃO PRÉVIA em relação a todas as matérias que exijam aprovação pela Assembléia Geral ou àquelas em que o Conselho de Administração da COMPANHIA, ou de suas CONTROLADAS, somente possa deliberar por maioria qualificada (nos termos da subcláusula 7.4). Também será obrigatória a realização de REUNIÃO PRÉVIA para deliberação do Conselho de Administração (da COMPANHIA e de suas CONTROLADAS) acerca dos seguintes tópicos:

          a) aprovação dos demais integrantes da Diretoria, indicados pelo Diretor-Presidente previamente eleito pelo Conselho de Administração; e

          b) celebração de contratos de qualquer natureza de valor global superior a R$ 20 milhões, ainda que se refira a despesas previstas no ORÇAMENTO ANUAL ou no PLANO QUINQUENAL DE NEGÓCIOS.

5.5 As PARTES e seus representantes em órgãos sociais da COMPANHIA ou de suas CONTROLADAS farão com que seja suspensa ou adiada a Assembléia Geral ou reunião do Conselho de Administração convocada para deliberar sobre matéria sujeita a REUNIÃO PRÉVIA quando (i) por qualquer motivo, até a data da Assembléia Geral ou reunião do Conselho de Administração, a REUNIÃO PRÉVIA não tenha sido realizada ou (ii) uma vez realizada, não houver uma decisão válida das PARTES. Em ambas as hipóteses, a suspensão ou adiamento será mantido até que as PARTES se reunam previamente e uma decisão válida tenha sido tomada (subcláusula 5.6). Caso a decisão válida não seja obtida apenas em relação a algum(ns) dos itens da ordem do dia, as

PARTES farão com que tais matérias sejam retiradas de pauta, deliberando-se quanto às demais conforme definido na REUNIÃO PRÉVIA.

5.6 Todas as deliberações das PARTES em REUNIÕES PRÉVIAS serão tomadas por maioria simples (50% + 1) das AÇÕES VINCULADAS, à exceção daquelas relativas a matérias de competência da Assembléia Geral e das sujeitas a aprovação por maioria qualificada do Conselho de Administração, conforme definido na subcláusula 7.4, para as quais será necessária a aprovação de PARTES representando ao menos 80% (oitenta por cento) das AÇÕES VINCULADAS.

5.6.1 Nas REUNIÕES PRÉVIAS cada AÇÃO VINCULADA dá direito a um voto e os votos em branco ou abstenções serão — para fins das decisões sobre matérias que exigem maioria qualificada para sua aprovação — computados como aprovando a proposta que obtiver o maior número de votos.

5.6.2 A orientação de voto definida pelas PARTES em REUNIÃO PRÉVIA será seguida de maneira uniforme e em bloco pelos representantes das PARTES nos órgãos sociais da COMPANHIA, de CONTROLADA ou de COLIGADA que vá sobre elas deliberar.

5.7 Se o ORÇAMENTO ANUAL da COMPANHIA e/ou de suas CONTROLADAS não tiver sido aprovado por maioria qualificada até o primeiro dia útil do exercício a que o mesmo se refere, ficará automaticamente autorizada a realização de desembolsos mensais (aí não compreendidos novos investimentos) no valor de até 1/12 (um doze avos) do orçamento aprovado para o ano anterior, corrigidos os respectivos valores com base na variação do IGP-M, apurado pela Fundação Getúlio Vargas. Essa autorização para desembolsos vigorará apenas durante o primeiro trimestre do ano subseqüente. Após esse prazo somente poderão ser realizadas despesas e investimentos necessários à garantia das operações da COMPANHIA e de suas CONTROLADAS, à continuidade da prestação dos serviços concedidos e de projetos e investimentos já aprovados e em andamento.

5.8 O impedimento de participação de representantes de qualquer das PARTES em algum dos Comitês de assessoramento dos Conselhos de Administração da COMPANHIA e/ou suas CONTROLADAS pelas razões indicadas na subcláusula 8.9.6 não restringirá, para qualquer fim ou efeito, a participação da mesma PARTE na REUNIÃO PRÉVIA que eventualmente venha a deliberar sobre a questão, na qual poderá exercer seu direito de voto plenamente.

5.9 O não comparecimento de qualquer das PARTES a REUNIÃO PRÉVIA regularmente convocada e instalada implicará na sua plena adesão à deliberação que venha a ser tomada pelo voto da maioria das AÇÕES VINCULADAS pertencentes às PARTES presentes à reunião, e os votos correspondentes às AÇÕES da PARTE ausente serão computados como favoráveis para fins de cômputo da maioria qualificada nos casos em que exigida, nos termos deste ACORDO.

5.10 O Presidente da Assembléia Geral ou do Conselho de Administração, da COMPANHIA e de suas CONTROLADAS, não computará o voto proferido por representantes de PARTE em infração ao disposto neste ACORDO ou às deliberações de REUNIÃO PRÉVIA (subcláusulas 5.4 e 5.6.2). Ocorrendo esta hipótese, qualquer dos representantes das demais PARTES poderá, apresentando cópia da ata da REUNIÃO PRÉVIA em que a matéria tenha sido decidida pelas PARTES, exigir que o voto do inadimplente seja considerado e computado no sentido previamente aprovado na REUNIÃO PRÉVIA.

5.11 O não comparecimento a Assembléia Geral ou a reunião do Conselho de Administração da COMPANHIA ou de suas CONTROLADAS, bem como a abstenção de voto de representante de qualquer PARTE ou de membro do Conselho de Administração por ela eleito nos termos deste ACORDO, assegura a qualquer dos representantes das demais PARTES que participe, conforme o caso, de Assembléia Geral ou de reunião do Conselho de Administração, o direito de votar (i) no caso de Assembléia Geral, com as ações pertencentes à PARTE ausente ou omissa, e (ii) no caso de reunião do Conselho de Administração, em nome do conselheiro ausente ou omisso.

5.12 As atas da REUNIÃO PRÉVIA serão lavradas em forma de sumário, admitida, na forma do art. 130, § 1º, da Lei 6.404/76, a apresentação de votos em separado e protestos — que, rubricados pelos presentes, serão arquivados pelas PARTES — da qual constarão de forma clara e precisa, a deliberação das PARTES e o sentido do voto que seus representantes — em Assembléias Gerais e Conselhos de Administração, da COMPANHIA e suas CONTROLADAS e COLIGADAS — deverão manifestar ou fazer aprovar nos respectivos órgãos sociais.

5.13 As REUNIÕES PRÉVIAS poderão, por deliberação da maioria das PARTES presentes, ser gravadas.

CLÁUSULA SEXTA — EXERCÍCIO DO DIREITO DE VOTO NAS ASSEMBLÉIAS GERAIS

6.1 As PARTES exercerão o direito de voto nas Assembléias Gerais da COMPANHIA — e esta nas Assembléias Gerais de CONTROLADAS e COLIGADAS — na forma das disposições deste ACORDO.

6.2 Somente serão submetidas à Assembléia Geral as matérias cuja competência lhe seja expressamente atribuída por lei. O ESTATUTO da COMPANHIA disporá que as decisões da Assembléia Geral serão tomadas por maioria simples dos acionistas presentes, à exceção das matérias em que a lei exija maioria qualificada.

6.3 Nada obstante o disposto na subcláusula 6.2, as PARTES se obrigam a comparecer a todas as Assembléias Gerais da COMPANHIA e nelas exercer seu direito de voto de modo a assegurar que as deliberações sobre quaisquer matérias somente sejam aprovadas, conforme o definido em REUNIÃO PRÉVIA, pelo voto de PARTES titulares de ao menos 80% (oitenta por cento) das AÇÕES VINCULADAS

6.4 Sem prejuízo do disposto nas subcláusulas 5.10 e 5.11 e no art. 118 da Lei 6.404/76, o eventual exercício por qualquer das PARTES do direito de voto nas Assembléias Gerais em desacordo com o deliberado em REUNIÃO PRÉVIA importará em invalidade do voto e nulidade da deliberação que for assim tomada, sem prejuízo do direito da PARTE interessada de promover a execução específica da obrigação descumprida e pleitear perdas e danos.

6.5 Caso uma das PARTES não compareça a Assembléia Geral convocada para deliberar sobre matéria submetida à sua decisão, ou comparecendo abstenha-se de votar, será aplicável o disposto na subcláusula 5.11 e no § 9º do art. 118 da Lei 6.404/76.

6.6 As normas desta cláusula sexta são também aplicáveis às deliberações de Assembléias Gerais das CONTROLADAS e, no que couber, das COLIGADAS.

CLÁUSULA SÉTIMA – DELIBERAÇÕES DO CONSELHO DE ADMINISTRAÇÃO

7.1. As PARTES se obrigam a orientar os membros do Conselho de Administração da COMPANHIA, das CONTROLADAS e COLIGADAS por elas eleitos (subcláusula 8.2.1) de forma que votem nas reuniões do Conselho de Administração conforme o decidido nas REUNIÕES PRÉVIAS e as disposições deste ACORDO.

7.2. Ao Conselho de Administração competirá decidir sobre toda e qualquer matéria de interesse da sociedade, ressalvadas (i) aquelas que a lei atribua competência exclusiva à Assembléia Geral e (ii) as que forem cometidas à Diretoria por este ACORDO e pelo estatuto social da COMPANHIA e suas CONTROLADAS.

7.3 As decisões do Conselho de Administração serão — ressalvado o disposto na subcláusula 7.4 abaixo — tomadas por maioria simples dos conselheiros presentes, cabendo ao Presidente (ou na ausência deste, ao Vice-Presidente) o voto de qualidade em caso de empate.

7.4 Sem prejuízo do disposto na subcláusula 5.6.2, a aprovação das seguintes matérias requer a aprovação de 70% (setenta por cento) dos conselheiros em exercício nomeados pelas PARTES:

a) eleição do Diretor-Presidente e destituição de qualquer membro da Diretoria (inclusive do Diretor-Presidente);

b) definição da política de dividendos;

c) criação e extinção de CONTROLADAS; aquisição e alienação de investimentos em outras sociedades;

d) aprovação do ORÇAMENTO ANUAL da COMPANHIA, sendo que na ausência de acordo quanto ao orçamento operacional de determinado ano prevalecerá o do ano anterior, com todos os valores corrigidos pela variação do IGP-M no ano anterior, na forma da subcláusula 5.7;

e) aprovação do PLANO QUINQUENAL DE NEGÓCIOS da COMPANHIA e suas revisões anuais;

f) aumento de capital da COMPANHIA dentro do limite do capital autorizado e fixação do preço de emissão de ações;

g) emissão de bônus de subscrição dentro do limite do capital autorizado;

h) endividamento da COMPANHIA — incluindo a prestação de garantias e a assunção de obrigações em favor de CONTROLADAS e COLIGADAS — além dos limites previstos no ORÇAMENTO ANUAL ou no PLANO QUINQUENAL DE NEGÓCIOS;

i) celebração de contrato de qualquer natureza de valor global superior a R$ 20 milhões, ainda que se refira a despesa prevista no ORÇAMENTO ANUAL ou no PLANO QUINQUENAL DE NEGÓCIOS;

j) constituição de qualquer espécie de garantia pela COMPANHIA em favor de terceiros, além dos casos previstos na letra (h);

l) celebração de contratos com as PARTES RELACIONADAS de valor superior a R$ 5 milhões;

m) seleção dos auditores independentes da COMPANHIA e sua substituição;

n) autorização para aquisição de ações de emissão da própria COMPANHIA, para efeito de cancelamento ou permanência em tesouraria;

o) alterações em contrato de concessão de CONTROLADA;

p) aprovação de planos de outorga de opção de compra de ações;

q) aquisição, alienação ou oneração de qualquer ativo fixo de valor igual ou superior a R$ 20 milhões;

r) detalhamento das matérias a serem submetidas a análise prévia de cada um dos Comitês, na forma da subcláusula 8.9.4;

s) remuneração dos membros dos Comitês (subcláusula 8.9.2) que não integrem os quadros da COMPANHIA.

7.5 A deliberação das matérias previstas na subcláusula 7.4 no âmbito de CONTROLADAS ou, no que couber, de COLIGADAS, está sujeita a REUNIÃO PRÉVIA.

7.6 Aplicam-se a deliberações do Conselho de Administração da COMPANHIA e CONTROLADAS o disposto nas subcláusulas 5.10 e 5.11.

CLÁUSULA OITAVA – COMPOSIÇÃO E FUNCIONAMENTO DOS ÓRGÃOS DA ADMINISTRAÇÃO

8.1 A COMPANHIA será administrada por um Conselho de Administração e por uma Diretoria Executiva, que serão compostos e funcionarão de conformidade com o ESTATUTO e as disposições deste ACORDO.

8.2 CONSELHO DE ADMINISTRAÇÃO — O Conselho de Administração da COMPANHIA será composto por, pelo menos, 12 (doze) membros, um dos quais será o Presidente, eleitos para um mandato de 01 (um) ano, sendo permitida a reeleição.

8.2.1. Enquanto não for efetivado o registro para negociação no mercado de ações da COMPANHIA, o Conselho de Administração será formado por 12 (doze) membros, cabendo:

a) à VBC, indicar 6 (seis) membros;

b) à 521, indicar 4 (quatro) membros;

c) à BONAIRE, indicar 2 (dois) membros;

8.2.1.1 O número de membros do Conselho de Administração que cada PARTE tem, na forma da subcláusula 8.2.1 acima, direito de indicar leva em conta a atual participação das PARTES no BLOCO DE CONTROLE. Na hipótese de haver alteração na participação de qualquer das PARTES no total das AÇÕES VINCULADAS, o número de conselheiros que a PARTE em questão terá direito de indicar será adaptado para refletir essa modificação, permanecendo, contudo, inalterado o número de conselheiros que tem direito de indicar a PARTE cuja participação relativa no total das AÇÕES VINCULADAS não for alterado.

8.2.2 Nada obstante o disposto na subcláusula 8.2.1.1., após o registro para negociação de ações da COMPANHIA em Bolsas de Valores, (i) o número de membros do Conselho de Administração da COMPANHIA (subcláusula 8.2) deverá ser aumentado ou diminuído, conforme o caso, de forma a que se seja sempre assegurado às PARTES, enquanto detentoras do BLOCO DE CONTROLE, a indicação de 12 conselheiros, e (ii) um ou mais cargos do Conselho de Administração serão destinados a acionistas minoritários, na forma da lei ou conforme deliberarem as PARTES.

8.2.3 As PARTES indicarão, com antecedência de 24 (vinte e quatro) horas da realização da Assembléia Geral, as pessoas por elas escolhidas para serem eleitas para o Conselho de Administração. As PARTES obrigam-se a votar em bloco nas pessoas assim indicadas, cujos nomes não poderão ser recusados, salvo na hipótese de desatendimento a prescrições legais.

8.2.4 O Presidente do Conselho de Administração será nomeado, na primeira reunião que ocorrer após a eleição de seus membros, dentre os conselheiros titulares indicados pela PARTE que isoladamente seja titular da maior quantidade das AÇÕES VINCULADAS, e o Vice-Presidente pela PARTE que isoladamente detenha a segunda maior quantidade dessas ações.

8.2.4.1 No caso de transferência de AÇÕES VINCULADAS a AFILIADA comum – como tal entendida a sociedade que, nos termos definidos neste ACORDO, possa ser considerada AFILIADA de mais de uma das PARTES — não será alterado o direito de indicação do Presidente e do Vice Presidente do Conselho de Administração nos termos da subcláusula 8.2.4, os quais continuarão a ser nomeados segundo o critério nela estabelecido, sendo desconsiderada, para esse efeito, a transferência de AÇÕES VINCULADAS para a AFILIADA comum.

8.2.5 O direito à indicação de membros do Conselho de Administração, na forma do disposto na subcláusula 8.2.1, não é transmissível a terceiros.

8.2.6 É condição prévia para a posse no Conselho de Administração que o Conselheiro indicado por qualquer das PARTES assine termo de adesão ao presente ACORDO, no qual (i) declare ter pleno conhecimento de seu teor e se obrigue a cumprí-lo, especialmente quanto à obrigação de voto uniforme e em bloco conforme decidido nas REUNIÕES PRÉVIAS e (ii) declare-se responsável, solidariamente com a PARTE que o elegeu, pelas inadimplências a que der causa.

8.3 Na eventualidade de adotar-se o processo de voto múltiplo, as PARTES estarão obrigadas a distribuir seus votos de modo a refletir a proporcionalidade da composição do Conselho de Administração estabelecida na subcláusula 8.2.1 acima.

8.4 Nas Assembléias Gerais convocadas para preencher vaga de conselheiro, as PARTES votarão de modo a eleger substituto apresentado pela mesma PARTE que indicou o substituído.

8.5 Qualquer das PARTES poderá substituir, a qualquer tempo e sem justificativa, o(s) membro(s) do Conselho de Administração que houver indicado, e as PARTES desde já se obrigam a votar de forma que o disposto nesta subcláusula seja cumprido.

8.6 As PARTES obrigam-se a destituir qualquer conselheiro por elas respectivamente indicado, que deixar de cumprir as disposições ou a orientação de voto dada pelas PARTES de conformidade com o presente ACORDO, sendo nulas e de nenhum efeito eventuais deliberações que tenham sido tomadas em desacordo com tal orientação (como previsto na cláusula 6.4), caso em que será promovida nova reunião para reapreciação da matéria, reformando-se (caso necessário) as deliberações que não tenham observado as disposições deste ACORDO ou as diretrizes e recomendações determinadas em REUNIÕES PRÉVIAS (subcláusula 5.4).

8.7 As reuniões do Conselho de Administração da COMPANHIA ocorrerão ao menos uma vez a cada mês, em datas a serem fixadas pelo Conselho de Administração na sua primeira reunião, podendo, entretanto, ser realizadas com maior freqüência, caso o Presidente do Conselho de Administração assim o solicite, por iniciativa própria ou mediante provocação de qualquer membro do Conselho de Administração. As reuniões do Conselho de Administração serão convocadas com 10 (dez) dias de antecedência por comunicação enviada pelo Presidente do Conselho de Administração, com indicação das matérias a serem tratadas e acompanhada dos documentos de apoio porventura necessários. A presença de todos os membros permitirá a realização de reuniões do Conselho de Administração independentemente de convocação.

8.8 As reuniões do Conselho de Administração poderão validamente instalar-se com a presença da maioria dos seus membros, um dos quais deverá ser o Presidente ou o Vice-Presidente, e suas deliberações serão tomadas pela maioria de votos dos conselheiros presentes, tendo o Presidente (e na sua ausência o Vice Presidente) o voto de qualidade, ressalvadas as matérias constantes da subcláusula 7.4, as quais somente serão deliberadas por maioria qualificada de 70% (setenta por cento) dos conselheiros em exercício nomeados pelas PARTES.

8.8.1 Caso não haja quorum de instalação em primeira convocação, o Presidente deverá convocar nova reunião do Conselho de Administração, a qual poderá instalar-se, em segunda convocação — a ser feita com pelo menos 7 (sete) dias de antecedência —, com qualquer número, ficando desde já estabelecido que nenhuma matéria que não estiver na ordem do dia da reunião original do Conselho de Administração poderá ser apreciada em segunda convocação, salvo se presentes todos os conselheiros e os mesmos concordarem expressamente com a nova ordem do dia.

8.9 Comitês — O Conselho de Administração, nas deliberações relativas a atividades tanto da COMPANHIA como de suas CONTROLADAS ou COLIGADAS, será

assessorado por 5 Comitês, a saber: (a) de Auditoria, (b) de Remuneração, (c) de Obras, (d) de Serviços Financeiros e (e) de Compra ou Venda de Insumos.

8.9.1 Os Comitês de Auditoria e de Remuneração funcionarão em carater permanente e os demais Comitês só quando houver necessidade de analisar e manifestar opinião sobre as matérias de sua competência (conforme subcláusula 8.9.4).

8.9.2 O Comitê de Remuneração será composto por 6 (seis) membros, nomeados pelo Conselho de Administração, sendo 3 (três) indicados pela VBC, 2 (dois) pela 521 e 1 (um) pela BONAIRE. Os demais Comitês serão compostos por 4 (quatro) membros, nomeados pelo Conselho de Administração, sendo 2 (dois) indicados pela VBC, 1 (um) pela 521 e 1 (um) pela BONAIRE. Somente conselheiros poderão ser nomeados para o Comitê de Remuneração, admitida a nomeação de não conselheiros para membros dos demais Comitês.

8.9.3 Os Comitês de Auditoria e de Remuneração poderão ser auxiliados, no exercício de suas funções, por profissionais integrantes, ou não, dos quadros da COMPANHIA.

8.9.4 O detalhamento das matérias a serem submetidas a análise prévia de cada um dos Comitês será definida e regulada em regimento interno, a ser aprovado pelo Conselho de Administração, ficando desde já definido que competirá:

          a) ao Comitê de Auditoria: coordenar os processos de auditoria interna, indicando auditores independentes quando necessário e apresentando ao Conselho parecer sobre aprovação das contas dos administradores e das demonstrações financeiras e, ainda, sobre as áreas específicas que tenham sido objeto de auditoria;

          b) ao Comitê de Remuneração: coordenar o processo de escolha do Diretor-Presidente e o processo de avaliação de toda a Diretoria (incluindo o Diretor-Presidente), recomendando eventuais destituições; propondo o nível de remuneração para os principais executivos e os valores de bônus de participação nos lucros em função da avaliação de desempenho;

          c) ao Comitê de Obras: avaliar o processo de seleção de fornecedores de serviços de construção e montagem em obras com valor superior a R$ 10 milhões, emitindo parecer sobre a melhor proposta;

          d) ao Comitê de Serviços Financeiros: avaliar o processo de seleção de fornecedores de serviços financeiros para contratos de valor superior a R$ 10 milhões, emitindo parecer sobre a melhor proposta; e

          e) ao Comitê de Compra e Venda de Insumos: avaliar o processo de seleção de fornecedores para contratos de valor superior a R$ 5 milhões que possam envolver PARTE RELACIONADA, emitindo parecer sobre a melhor proposta; monitorar o fechamento de contratos de venda de energia de valor superior a R$ 5 milhões para PARTE RELACIONADA, garantindo que sejam observadas condições de mercado.

8.9.5 A composição dos Comitês estipulada na subcláusula 8.9.2. acima leva em conta a atual participação das PARTES no grupo de controle formado pelas AÇÕES VINCULADAS. Na hipótese de haver alteração na participação de qualquer das PARTES no total das AÇÕES VINCULADAS, o número de membros dos Comitês que a PARTE em questão terá direito de indicar será adaptado para refletir essa modificação, permanecendo, contudo, inalterado o número de membros dos Comitês a que tem direito de indicar a PARTE cuja participação relativa não for alterada.

8.9.6 Não poderão participar dos Comitês não permanentes de Obras e de Compra ou Venda de Insumos pessoas que possuam, efetiva ou potencialmente, conflito de interesses ou que estejam ligadas a PARTES RELACIONADAS cujas atividades preponderantes impliquem a existência, efetiva ou potencial, de conflito de interesses.

8.9.7 As matérias analisadas por cada um dos Comitês serão objeto de relatórios e propostas, que não vinculam a deliberação do Conselho de Administração.

8.10 DIRETORIA EXECUTIVA — A Diretoria Executiva, escolhida para mandato de 3 (três) anos, será composta por 6 (seis) membros, sendo 1 (um) Diretor-Presidente, 1 (um) Diretor de Estratégia, 1 (um) Diretor Financeiro (também responsável pelas Relações com Investidores), 1 (um) Diretor-Superintendente de Gestão de Energia, 1 (um) Diretor-Superintendente de Distribuição e 1 (um) Diretor-Superintendente de Geração.

8.10.1 O Diretor-Presidente será eleito pelo Conselho de Administração, por maioria qualificada (subcláusula 7.4 acima), dentre nomes indicados pelo Comitê de Remuneração. Os demais membros da Diretoria serão eleitos pelo Conselho de Administração, em votação por maioria simples, dentre nomes apresentados pelo Diretor-Presidente, de forma a manter a coesão na administração executiva da COMPANHIA e das CONTROLADAS.

8.10.2 O Diretor-Presidente da COMPANHIA também o será das CONTROLADAS, cabendo-lhe na forma do item 8.10.1, apresentar os nomes dos profissionais que preencherão os demais cargos de Diretores das CONTROLADAS. Os Diretores-Superintendentes de Gestão de Energia, de Distribuição e de Geração da COMPANHIA serão, respectivamente, os Diretores-Superintendentes (e principais executivos) das CONTROLADAS por intermédio das quais serão exercidas as atividades de gestão, distribuição e geração de energia.

8.11 Impasse na Eleição do Diretor-Presidente — Na hipótese de nenhum dos nomes apresentados pelo Comitê de Remuneração ser aprovado pelo Conselho de Administração (na forma da subcláusula 7.4), permanecendo o cargo vago por período superior a 2 (dois) meses, estará caracterizado impasse na escolha do Diretor-Presidente, cuja solução se dará através do seguinte mecanismo:

          a) o Comitê de Remuneração deverá indicar até três firmas de seleção de executivos, cuja aprovação requererá o voto favorável de ao menos 5 (cinco) dos membros do Comitê. Não havendo aprovação de nenhuma firma no prazo de até 30 (trinta) dias contados da caracterização do impasse, cada uma das PARTES, através de um Conselheiro membro do Comitê por ela eleito, pode indicar uma única empresa de seleção de executivos (que atenda aos requisitos mínimos previamente definidos pelo Conselho de Administração);

          b) se a lista de empresas de seleção de executivos for composta por três nomes, cabe ao segundo maior acionista individual (consideradas apenas as AÇÕES VINCULADAS) eliminar uma das empresas e ao maior acionista individual escolher, dentre as duas remanescentes, aquela que selecionará os candidatos ao cargo de Diretor-Presidente. Na hipótese de haver apenas duas opções de empresa de seleção de executivos, caberá ao maior acionista individual escolher, dentre elas, aquela que prestará o serviço de seleção dos candidatos;

          c) a firma de seleção de executivos que for escolhida na forma da letra “b” acima terá o prazo de 2 (dois) meses para apresentar uma lista tríplice de candidatos ao cargo de Diretor-Presidente, cabendo ao segundo maior acionista individual (sempre consideradas apenas as AÇÕES VINCULADAS) eliminar um dos candidatos e ao maior acionista individual escolher, dentre os dois candidatos restantes, aquele que será o Diretor-Presidente.

8.12 Durante o período de escolha de novo Diretor-Presidente assumirá interinamente a função o Presidente do Conselho de Administração, ou, na ausência, impedimento ou impossibilidade deste, o Diretor Financeiro.

8.13 Impasse na Escolha de Outros Diretores — Na hipótese de, após 3 (três) meses da escolha do Diretor-Presidente, remanescer vago qualquer dos cargos de Diretor (da COMPANHIA ou de CONTROLADA) em razão de não haver nenhum dos candidatos apresentados pelo Diretor-Presidente obtido aprovação do Conselho de Administração, por maioria simples, estará caracterizado o impasse, cuja solução se dará pelo seguinte mecanismo:

     O Diretor-Presidente indicará ao menos dois candidatos para cada cargo em aberto (podendo incluir nome anteriormente não eleito), devendo o Conselho de Administração eleger o candidato que for escolhido em votação, por maioria simples, das PARTES em REUNIÃO PRÉVIA.

8.14 Os membros da Diretoria serão avaliados anualmente pelo Comitê de Remuneração, que apresentará ao Conselho de Administração seu parecer sobre o desempenho dos Diretores.

8.15 A destituição do Diretor-Presidente ou de qualquer outro membro da Diretoria, por desempenho insatisfatório, requer decisão do Conselho de Administração por maioria qualificada (subcláusula 7.4).

8.16 O Diretor-Presidente pode afastar qualquer membro da Diretoria, devendo informar sua decisão, e os motivos que a fundamentam, ao Comitê de Remuneração, e para os efeitos legais, a formalização da demissão ocorrerá na próxima Reunião do Conselho de Administração, devendo o substituto ser escolhido e eleito na forma das subcláusulas 8.10.1 e 8.13. As funções do Diretor afastado serão, até a nomeação do substituto, desempenhadas pelo Diretor designado pelo Diretor-Presidente.

8.17 As regras de que tratam as subcláusulas 8.13 a 8.16 são aplicáveis aos Diretores de CONTROLADAS.

CLÁUSULA NONA – ÓRGÃOS DE ADMINISTRAÇÃO DAS CONTROLADAS E COLIGADAS

9.1 A composição, funcionamento e deliberação do Conselho de Administração e Diretoria das CONTROLADAS obedecerá ao disposto neste ACORDO. Sempre que possível, serão eleitas para integrar os Conselhos de Administração das CONTROLADAS as mesmas pessoas eleitas pelas PARTES para o Conselho de Administração da COMPANHIA

9.2 As Diretorias das CONTROLADAS serão compostas pelo número de membros que melhor atenda às suas necessidades, conforme deliberado pelas PARTES, tendo em conta proposta do Diretor-Presidente da COMPANHIA.

9.3 No que couber, as mesmas regras serão aplicadas em relação às COLIGADAS em que a COMPANHIA eleja Conselheiros.

CLÁUSULA DÉCIMA – CONSELHO FISCAL

10.1 A COMPANHIA terá um Conselho Fiscal que funcionará em caráter permanente, e será composto de 03 (três) ou 05 (cinco) membros efetivos e respectivos suplentes, com mandato até a Assembléia Geral ordinária seguinte à de sua eleição, podendo ser reeleitos.

10.2 A composição, competência e funcionamento do Conselho Fiscal obedecerão aos termos do ESTATUTO e da lei.

CLÁUSULA DÉCIMA PRIMEIRA – LIMITAÇÕES À TRANSFERÊNCIA DE AÇÕES

11.1 As PARTES outorgam-se mutuamente direito de preferência para, em igualdade de condições com terceiros e observado o procedimento previsto na subcláusula 11.3, adquirir as AÇÕES VINCULADAS que uma delas pretenda alienar.

11.2 A PARTE OFERTANTE se obriga a não alienar suas AÇÕES VINCULADAS a não ser através de uma das seguintes modalidades de negócio jurídico:

I — compra e venda, hipótese em que a oferta às demais PARTES deverá ser nas mesmas condições de preço e pagamento da oferta a terceiro;

II — dação em pagamento, hipótese em que a oferta às outras PARTES será de venda por preço igual ao valor da dívida a ser paga com dação das AÇÕES VINCULADAS.

11.2.1 A alienação de AÇÕES VINCULADAS da PARTE OFERTANTE poderá se dar por modalidade de negócio jurídico diversa das indicadas na subcláusula 11.2 acima desde que com ela concordem as demais PARTES, a seu exclusivo critério.

11.3 A PARTE OFERTANTE deverá oferecer às outras PARTES a alienação das AÇÕES VINCULADAS ofertadas, nas mesmas condições da proposta do terceiro interessado, observadas as seguintes normas:

I — a oferta às outras PARTES será feita por escrito, mediante carta entregue ao Presidente do Conselho de Administração da COMPANHIA, acompanhada de cópia de proposta incondicional do terceiro interessado, com prazo de validade não inferior a 45 (quarenta e cinco) dias;

II — o Presidente do Conselho de Administração da COMPANHIA, nos 5 (cinco) dias subseqüentes de seu recebimento, enviará às outras PARTES cópia da oferta;

III — dentro de 30 (trinta) dias a contar do recebimento da cópia da oferta, as outras PARTES terão o direito de preferência para adquirir as AÇÕES VINCULADAS ofertadas nas mesmas condições da proposta do terceiro interessado, sem qualquer modificação ou aditamento, e a preferência deverá ser exercida sobre todas as AÇÕES VINCULADAS objeto da oferta. Se mais de uma PARTE aceitar a oferta, as AÇÕES VINCULADAS ofertadas serão rateadas na proporção das AÇÕES VINCULADAS possuídas por cada uma, desconsiderando-se no rateio as AÇÕES VINCULADAS da PARTE OFERTANTE;

IV — o exercício do direito de preferência deverá (a) abranger todas as AÇÕES VINCULADAS ofertadas e (b) ser comunicado por escrito ao Presidente do Conselho de Administração da COMPANHIA dentro do prazo previsto no inciso anterior, findo o qual o direito de preferência decairá;

V — exercido o direito de preferência e observado o disposto no inciso VI, o Presidente do Conselho de Administração da COMPANHIA comunicará de imediato à PARTE OFERTANTE se a(s) outra(s) PARTE(s) exerceu (ram) aquele direito, e a alienação das ações objeto da oferta será efetivada dentro de 60 (sessenta) dias do término do prazo do exercício de preferência previsto no item III;

VI — se a(s) PARTE(s) recebedora(s) da oferta não exercer(erem) seu direito de preferência, ou se decair (decaírem) desse direito, a PARTE OFERTANTE poderá alienar as AÇÕES VINCULADAS ao terceiro proponente nos exatos termos da proposta, desde que essa alienação se complete dentro de 90 (noventa) dias do término do prazo previsto no inciso III desta subcláusula;

VII — qualquer modificação nas condições de alienação indicadas na proposta do terceiro proponente, ou o decurso do prazo referido no inciso VI sem que tenha sido completada a alienação ao terceiro, configurará nova e distinta alienação, que somente poderá ser contratada após nova oferta à(s) outra(s) PARTE(s), nos termos desta subcláusula, para que estes possam exercer seu direito de preferência.

11.4 Qualquer das PARTES que receber a oferta nos termos da subcláusula 11.3 poderá optar por alienar, juntamente com a PARTE OFERTANTE, suas AÇÕES VINCULADAS ao terceiro proponente, ficando ajustado que:

I — se a oferta do terceiro não for extensível a todas as AÇÕES VINCULADAS, cingindo-se apenas a determinada quantidade de AÇÕES, as PARTES que resolverem não exercer seu direito de preferência e optarem por vender em conjunto suas ações, terão direito de alienar ao terceiro, em conjunto com a PARTE OFERTANTE, parcela de suas ações proporcional à participação de cada uma no total de AÇÕES VINCULADAS (desconsideradas as AÇÕES da PARTE que não desejar vendê-las);

II — nada obstante o disposto no item I acima, na hipótese de a compra de AÇÕES VINCULADAS por terceiro (que não seja PARTE deste ACORDO) resultar em que este terceiro se torne o maior acionista individual do bloco de controle, as demais PARTES poderão optar por vender a totalidade de suas AÇÕES ao terceiro, hipótese em que a oferta do terceiro deverá obrigatoriamente prever esta possibilidade e compreender a obrigação de adquirir as AÇÕES das demais PARTES;

III — as demais PARTES que receberem a oferta nos termos desta subcláusula 11.4 deverão manifestar, no prazo do exercício do direito de preferência (subcláusula 11.3, inciso III), a opção de alienar, conforme o caso, (itens I e II acima), parte ou todas suas AÇÕES VINCULADAS, sob pena de decaírem desse direito, liberando assim o terceiro proponente da obrigação de adquirí-las; mas, se exercida a opção de alienação, as AÇÕES VINCULADAS das PARTES que aderirem à oferta e as das PARTES OFERTANTES serão transferidas ao terceiro proponente pelo mesmo instrumento.

IV — no caso de que trata o item II acima, a oferta do terceiro proponente não terá validade e eficácia, para os fins e efeitos da subcláusula 11.3, se não contiver a obrigação de aquisição de todas as ações das demais PARTES.

11.4.1 O disposto na subcláusula 11.4 não se aplica à alienação de AÇÕES VINCULADAS pela BONAIRE enquanto esta detiver menos de 20% (vinte por cento) de participação no BLOCO DE CONTROLE.

11.5 O direito de preferência mutuamente outorgado na subcláusula 11.1. não se aplicará ao caso de transferência de AÇÕES VINCULADAS para AFILIADA, desde que:

I — a AFILIADA declare previamente e por escrito à(s) outra(s) PARTE(s) e à Diretoria da COMPANHIA sua adesão irrestrita ao ACORDO;

II — sendo a AFILIADA controlada pela PARTE alienante, esta se obrigue previamente e por escrito para com a(s) outra(s) PARTE(s) a não transferir, a qualquer título ou sob qualquer forma, inclusive em razão de operação societária de fusão, incorporação ou cisão, o controle da AFILIADA, salvo se previamente readquirir as AÇÕES VINCULADAS que tenha transferido à AFILIDA nos termos desta subcláusula;

III — sendo a AFILIADA controladora da PARTE ou sociedade sob controle comum, o acionista controlador final da AFILIADA se obrigue previamente e por escrito para com a(s) outra(s) PARTE(s) a não transferir, a qualquer título ou sob qualquer forma, inclusive em razão de operação societária de fusão, incorporação ou cisão, o controle da AFILIADA, salvo se prévia e formalmente (a) adquirir da AFILIADA todas as AÇÕES que ela possuir e (b) aderir de forma irrestrita ao ACORDO mediante carta à(s) outra(s) PARTE(s) e à Diretoria da COMPANHIA.

11.6 A exclusão do direito de preferência previsto na subcláusula 11.5 não abrange a transferência, a qualquer título, de AÇÕES VINCULADAS para AFILIADA de cujo capital social participe, direta ou indiretamente, mais de uma das PARTES, hipóteses em que serão aplicáveis as disposições das subcláusulas 11.1 a 11.3.

11.7 A PARTE que transferir AÇÕES VINCULADAS para AFILIADA ficará de pleno direito, independentemente de qualquer formalidade adicional, responsável solidariamente com a AFILIADA pelo cumprimento de suas obrigações previstas no ACORDO ou resultantes de sua execução.

11.8 As disposições das subcláusulas 11.1 a 11.3 aplicam-se ao direito de preferência das PARTES à subscrição de AÇÕES em aumento do capital social da COMPANHIA, os quais terão preferência para subscrição de tal aumento de capital na proporção do número de AÇÕES que possuírem.

11.9 Na hipótese de AÇÕES VINCULADAS de qualquer das PARTES virem a ser objeto de arresto, seqüestro ou penhora judicial, tal fato importará oferta irrevogável da PARTE titular das AÇÕES LITIGIOSAS à(s) outra(s) PARTE(s) para a venda das AÇÕES LITIGIOSAS, observadas as seguintes disposições:

I — o preço de venda das AÇÕES LITIGIOSAS será igual ao seu VALOR ECONÔMICO determinado (no que couber) nos termos das subcláusulas 12.4 e 12.5;

II — efetuado o arresto, seqüestro ou penhora judicial, mediante sua intimação à COMPANHIA, considerar-se-á efetuada a oferta de venda de que trata esta subcláusula, aplicando-se, em conseqüência, as seguintes regras:

          a) dentro de 10 (dez) dias da intimação do arresto, seqüestro ou penhora judicial, será iniciada a determinação do VALOR ECONÔMICO das AÇÕES LITIGIOSAS (correndo o custo dessa avaliação por conta da PARTE que delas for proprietária), o qual, uma vez determinado, será comunicado pela COMPANHIA às demais PARTES;

          b) nos 15 (quinze) dias subseqüentes à comunicação do VALOR ECONÔMICO das AÇÕES LITIGIOSAS, a(s) outra(s) PARTE(s) deverá(ão) comunicar à PARTE titular das AÇÕES LITIGIOSAS e à COMPANHIA o exercício do direito de preferência, que somente será validamente exercido se envolver o total das AÇÕES LITIGIOSAS. Se mais de uma PARTE exercer seu direito de preferência, as AÇÕES LITIGIOSAS serão rateadas na proporção das AÇÕES possuídas por cada uma;

          c) exercido o direito à aquisição das AÇÕES LITIGIOSAS, o pagamento do preço será efetuado na forma e no local determinados pelo juiz que ordenou a constrição judicial das AÇÕES LITIGIOSAS, observado o seguinte procedimento:

     (i) se o crédito garantido pela constrição das AÇÕES LITIGIOSAS, incluindo custas e honorários judiciais, for inferior ao VALOR ECONÔMICO das AÇÕES LITIGIOSAS, o excedente do preço de compra das AÇÕES LITIGIOSAS será pago diretamente à PARTE alienante;

     (ii) se o crédito garantido pela constrição das AÇÕES LITIGIOSAS, incluindo custas e honorários judiciais, for superior ao VALOR ECONÔMICO das AÇÕES LITIGIOSAS, a PARTE titular das AÇÕES LITIGIOSAS deverá complementar o numerário suficiente para garantia do Juízo, sob pena de não o fazendo, tal complemento ser feito pela(s) PARTE(s) que exercer(em)o direito de preferência. Nesta hipótese a PARTE titular das AÇÕES LITIGIOSAS ficará obrigada a restituir a quantia paga a título de complemento acrescida de multa compensatória irredutível de 20% sobre o valor corrigido pela variação do IGP-M e juros moratório de 1% ao mês ou fração.

          d) efetivado o pagamento do preço das AÇÕES LITIGIOSAS, se a transferência das AÇÕES não for feita por ato do juiz, as PARTES firmarão o instrumento jurídico de transferência de sua propriedade;

III — se a ordem judicial de arresto, seqüestro ou penhora judicial das AÇÕES LITIGIOSAS for revogada (inclusive por substituição do bem objeto da constrição judicial) dentro de 60 (sessenta) dias contados da data da intimação da COMPANHIA referida no item II acima, será considerada cancelada e sem efeito a oferta de venda regulada nesta subcláusula, cabendo à PARTE titular das AÇÕES LITIGIOSAS (a) provar a revogação da medida judicial, mediante entrega à(s) outra(s) PARTE(s) de cópia autenticada do despacho revogatório, no ou até o sexagésimo primeiro dia após a data da intimação da COMPANHIA do arresto, seqüestro ou penhora judicial e (b) reembolsar a COMPANHIA ou as demais PARTES, conforme o caso, pelos custos razoavelmente incorridos, até então, para a determinação do VALOR ECONÔMICO.

11.10 No caso de qualquer das PARTES transferir, nos termos da subcláusula 11.5, parte de suas AÇÕES VINCULADAS a AFILIADA, observar-se-ão as seguintes regras: (I) para os efeitos e fins do disposto nas subcláusulas 11.1 a 11.4, inclusive, a PARTE que transferir as AÇÕES VINCULADAS e sua AFILIADA serão considerados um único acionista da COMPANHIA, e, no caso de alienação de AÇÕES VINCULADAS por esta PARTE ou por sua AFILIADA, a oferta regulada na subcláusula 11.3 será efetivada às outras PARTES, que serão as titulares do direito de preferência assegurado na subcláusula 11.1; (II) a aquisição de ações, na hipótese da oferta de venda regulada na subcláusula 11.9, será efetuada pela PARTE ou AFILIADA que for titular da maior quantidade de AÇÕES VINCULADAS na data da intimação da COMPANHIA do arresto, seqüestro ou penhora judicial.

11.11 Na hipótese de venda, cessão ou transferência, por parte de 521 e de VBC, das AÇÕES VINCULADAS de sua propriedade, que resultem, após a referida operação, em percentual de participação inferior a 20% e 30%, respectivamente, das AÇÕES VINCULADAS e, desde que BONAIRE não tenha exercido seu direito de preferência na aquisição de tais ações nos termos desta cláusula 11, ficará resguardado à BONAIRE o direito de, a seu exclusivo critério, vender a totalidade das AÇÕES VINCULADAS que sejam de sua propriedade em conjunto com as AÇÕES VINCULADAS de propriedade de 521 ou de VBC objeto da venda, cessão ou transferência, pelo mesmo preço, prazo e demais condições pactuadas. Para dar efeito ao disposto nesta subcláusula, 521 e VBC deverão, sempre que objetivarem vender AÇÕES VINCULADAS de sua propriedade, incluir as AÇÕES VINCULADAS de propriedade da BONAIRE na respectiva negociação.

11.12 As restrições estipuladas nesta cláusula não se aplicam às transferências de 1(uma) AÇÃO a cada pessoa a ser indicada para membro do Conselho de Adminstração da COMPANHIA, que não seja seu acionista, desde que o beneficiário se obrigue a devolver a AÇÃO recebida assim que deixar de ser administrador da COMPANHIA. As AÇÕES assim transferidas serão computadas no lote de AÇÕES da PARTE alienante, que ficará responsável perante as outras PARTES pelo cumprimento das obrigações decorrentes deste ACORDO pelo adquirente da AÇÃO nos termos desta subcláusula.

11.13 É condição prévia de qualquer transferência de AÇÕES VINCULADAS que o respectivo adquirente adira incondicionalmente ao presente ACORDO, mantendo as AÇÕES adquiridas vinculadas ao presente ACORDO.

11.14 As PARTES estarão impedidas de vender AÇÕES no mercado, após o início da distribuição pública de ações ordinárias da COMPANHIA, pelo prazo definido em conjunto com o Coordenador Global da oferta primária de ações.

CLÁUSULA DÉCIMA SEGUNDA — MUDANÇA DE CONTROLE SOCIETÁRIO DE PARTE

12.1 No caso de mudança, direta ou indireta, do controle societário de qualquer PARTE (a PARTE OFERTANTE), as demais PARTES terão o direito de adquirir todas as AÇÕES VINCULADAS pertencentes, direta ou indiretamente, à PARTE OFERTANTE pelo VALOR ECONÔMICO.

12.1.1 Para os fins desta cláusula, configura mudança de controle societário a aquisição — por qualquer forma e a qualquer título — por terceiro (que na data da assinatura deste ACORDO não faça parte do grupo de controle da PARTE) de ações, quotas ou direitos de sócio que lhe assegurem a preponderância nas deliberações sociais da PARTE.

12.2 O disposto na subcláusula 12.1 aplica-se, inclusive, à mudança de controle societário resultante de:

a) entrada de novo sócio em aumento do capital social da PARTE OFERTANTE ou de sociedade que detenha, direta ou indiretamente, o seu controle;

b) fusão, incorporação ou cisão de PARTE OFERTANTE ou de sociedade que detenha, direta ou indiretamente, o seu controle;

c) alienação de ações do capital social de PARTE OFERTANTE, de sociedade que detenha, direta ou indiretamente, o seu controle, ou de sociedade controlada por PARTE OFERTANTE que for proprietária de AÇÕES VINCULADAS.

12.3 No caso da 521 e da BONAIRE cujos controles societários são detidos por Fundos de Investimentos — a saber, Fundo de Investimento em Ações BB Carteira Livre I e Fundo de Investimento Financeiro BB Renda Fixa IV (521) e Icatu Energia São Paulo Fundo Mútuo de Investimento em Ações — Carteira Livre (BONAIRE) — as disposições desta cláusula são aplicáveis a qualquer mudança que implique em que terceiro(s) passe(m) a ser titular(es) da maioria absoluta de suas quotas. As composições acionárias da 521 e da BONAIRE e as composições dos Fundos de Investimentos que as controlam constituem os anexos 1 e 2 a este ACORDO.

12.4 Ocorrendo mudança de controle societário da PARTE OFERTANTE, inclusive nos termos das subcláusulas 12.2 e 12.3, observar-se-ão as seguintes normas:

     (a) a PARTE OFERTANTE deverá comunicar por escrito o fato às demais PARTES e ao Presidente do Conselho de Administração da COMPANHIA no prazo máximo de 30 (trinta) dias contados da data da mudança do controle, informando na comunicação (i) a identidade de novo controlador e (ii) o VALOR ECONÔMICO das AÇÕES, determinado por empresa especializada de sua escolha (a seguir referido como PRIMEIRA AVALIAÇÃO); no caso de mudança de controle resultante de operação societária de fusão, incorporação ou cisão, a comunicação de que trata este item deverá ser feita pelo sucessor;

     (b) as demais PARTES deverão, no prazo de 30 (trinta) dias após o recebimento da comunicação referida na letra (a) acima, notificar por escrito a PARTE OFERTANTE e o Presidente do Conselho de Administração da COMPANHIA se aceitam ou não o valor da PRIMEIRA AVALIAÇÃO das AÇÕES e caso o aceitem, tal aceitação implicará no exercício do direito que lhes é assegurado nesta Cláusula;

     (c) caso não aceitem o valor da PRIMEIRA AVALIAÇÃO, poderão requerer a instalação do procedimento de determinação de novo VALOR ECONÔMICO das AÇÕES VINCULADAS da PARTE OFERTANTE (esta nova avaliação doravante referida como SEGUNDA AVALIAÇÃO), conforme previsto na subcláusula 12.5 abaixo;

     (d) exercido o direito de preferência, a compra e venda das AÇÕES VINCULADAS será contratada nos 15 (quinze) dias seguintes à data do exercício, e o preço será pago à vista simultaneamente com o ato de transferência da propriedade das AÇÕES;

     (e) se a PARTE OFERTANTE, ou seu novo controlador, obrigado a vender suas AÇÕES VINCULADAS em razão da mudança de seu controle, não efetuar a transferência da propriedade destas AÇÕES, a(s) outra(s) PARTE(S) que tiver(em) exercido seu direito de preferência nos termos desta Cláusula poderá(ão) (i) depositar judicialmente o preço das AÇÕES VINCULADAS e (ii) pedir decisão arbitral ou sentença judicial que produza o mesmo efeito de contrato de compra e venda.

12.4.1 O atraso superior a 60 (sessenta) dias na comunicação de que trata a letra “a” da subcláusula 12.4 implicará na cobrança de multa no valor de 0,5% (meio por cento) do VALOR ECONÔMICO das AÇÕES por cada mês de atraso, sendo a multa descontada do preço a ser pago pela(s) PARTE(s) que exercer(em) o direito de preferência.

12.5 O procedimento de determinação do valor da SEGUNDA AVALIAÇÃO das AÇÕES será realizado da seguinte maneira:

     (a) as PARTES interessadas nomearão sociedade especializada em avaliação de empresas, com reputação nacional, para determinar o valor da SEGUNDA AVALIAÇÃO, cujo laudo deverá ser entregue no prazo de 60 (sessenta) dias da comunicação de que trata a letra “a” da subcláusula 12.4. O preço de compra das AÇÕES VINCULADAS será a média dos valores da PRIMEIRA AVALIAÇÃO e da SEGUNDA AVALIAÇÃO, desde que não haja entre as duas avaliações uma diferença superior a 20% (vinte por cento). Caso as duas avaliações apresentem valores discrepantes em mais de 20%, o preço de compra das AÇÕES VINCULADAS será determinado por uma terceira empresa especializada de primeira linha, escolhida pelas que elaboraram os laudos correspondentes à PRIMEIRA AVALIAÇÃO e à SEGUNDA AVALIAÇÃO, e o valor apurado no laudo desempatador será o preço definitivo de venda das AÇÕES VINCULADAS. Em caso de impasse na escolha da empresa que deva elaborar o laudo desempatador, a questão será resolvida por arbitragem, na forma da cláusula 16a.

     (b) cada PARTE interessada arcará com o custo da avaliação que tiver encomendado; e o custo do laudo desempatador será suportado em partes iguais pela PARTE OFERTANTE (50%) e pelas demais PARTES interessadas (50%).

     (c) uma vez determinado o preço de compra das AÇÕES VINCULADAS nos termos desta subcláusula, o Presidente do Conselho de Administração da COMPANHIA notificará as PARTES interessadas para que exerçam o seu direito de preferência no prazo de 15 (quinze dias).

12.5.1 As PARTES interessadas decairão do direito de preferência regulado nesta Cláusula se não providenciarem o seu laudo de avaliação do preço de compra das AÇÕES VINCULADAS no prazo previsto na subcláusula 12.5, “a”, nem exercerem seu direito de preferência nos prazos e condições definidos nesta Cláusula.

12.6 As disposições das subcláusulas acima não se aplicam às reestruturações societárias em que a propriedade de AÇÕES VINCULADAS seja transferida, por sucessão singular ou universal, para os atuais acionistas ou quotistas de qualquer das PARTES, desde que os respectivos sucessores declarem por escrito às outras PARTES e à Diretoria da COMPANHIA sua adesão irrestrita ao ACORDO nos 30 (trinta) dias seguintes à aquisição das AÇÕES VINCULADAS, mas sempre antes do exercício de qualquer direito decorrente deste ACORDO. Ocorrendo a hipótese de que trata esta subcláusula os sucessores da PARTE serão considerados, para fins do exercício dos direitos e cumprimento das obrigações estipuladas neste ACORDO, em conjunto como formando uma única PARTE.

12.6.1 Na falta da comunicação prevista na subcláusula anterior, no prazo definido, as PARTES interessadas em exercer o direito de preferência deverão notificar o sucessor da PARTE que passou por reorganização societária para que, no prazo de 15 (quinze) dias após notificado, se manifeste sobre sua adesão irrestrita ao ACORDO. Decorrido o prazo de que trata esta subcláusula sem que haja manifestação, por escrito, de adesão, as PARTES interessadas poderão exercer o direito de preferência a qualquer momento de acordo com o seguinte procedimento:

     (a) qualquer das PARTES interessadas notificará a PARTE OFERTANTE (como tal entendido, para os fins desta subcláusula, o sucessor singular ou universal de PARTE que deixar de aderir ao ACORDO nos termos da subcláusula 12.6), o Presidente do Conselho de Administração da COMPANHIA e as demais PARTES de sua intenção de adquirir as AÇÕES VINCULADAS e pedindo que a COMPANHIA encomende um laudo de avaliação do VALOR ECONÔMICO que será o preço definitivo de compra das AÇÕES VINCULADAS;

     (b) dentro de 30 dias do recebimento de notificação da COMPANHIA informando o valor de venda da AÇÕES VINCULADAS, as PARTES interessadas deverão confirmar ao Presidente do Conselho de Administração da COMPANHIA e à PARTE OFERTANTE sua decisão de comprar as AÇÕES OFERTADAS.

     (c) exercido o direito de preferência, a compra e venda das AÇÕES VINCULADAS será efetivada nos 15 (quinze) dias seguintes à data do exercício, e o preço será pago à vista simultaneamente com o ato de transferência da propriedade das AÇÕES.

CLÁUSULA DÉCIMA TERCEIRA — ONERAÇÃO DAS AÇÕES VINCULADAS

13.1 As AÇÕES VINCULADAS não poderão ser oneradas a qualquer título, salvo nas seguintes hipóteses:

     (a) se o credor for o BNDES e/ou o BNDESPAR e a dívida garantida decorrer, direta ou indiretamente, de financiamentos concedidos (i) a investimentos nas CONTROLADAS ou COLIGADAS ou (ii) à própria COMPANHIA; ou

     (b) se o credor, mediante carta dirigida à Diretoria da COMPANHIA e às outras PARTES, antes da constituição do ônus real, (i) subordinar seu direito de excutir a garantia ao direito de preferência das PARTES regulado na Cláusula 11a e (ii) comprometer-se a não interferir no direito de voto das ações oneradas, mesmo na hipótese de inadimplemento da dívida garantida ; ou

     (c) se todas as demais PARTES comunicarem à COMPANHIA que concordam com a oneração pretendida por uma delas.

13.2 No caso de constituição de ônus real, a favor do BNDES/BNDESPAR efetuado nos termos da letra (a) da subcláusula anterior, as PARTES concordam em subordinar o direito de voto das AÇÕES VINCULADAS oneradas às condições ajustadas com o BNDES/BNDESPAR pela PARTE interessada.

13.3 Não terá validade, nem produzirá efeito perante a COMPANHIA e as outras PARTES, a constituição de ônus reais sobre as AÇÕES VINCULADAS sem a observância do disposto nesta Cláusula.

13.4 A 521 e a BONAIRE têm conhecimento de que:

          a) a VBC contraiu dívidas no âmbito do programa federal de desestatização mediante diferentes emissões de debêntures (3a, 6a e 8a emissões), que foram subscritas pela BNDESPAR (a seguir referida como “debêntures “), com o objetivo de participar da privatização de empreendimentos do setor elétrico;

          b) atualmente, ações de emissão da CPFL-D e CPFL-G de propriedade da VBC estão dadas em garantia do pagamento das “debêntures” , e/ou vinculadas ao exercício do direito da BNDESPAR de “transformar” parte de suas “debêntures” em ações daquelas companhias;

          c) para viabilizar a distribuição pública de ações da COMPANHIA (como referido no Considerando (iv)) é necessária a liberação das ações da CPFL-D e CPFL-G dos gravames acima aludidos ;

          d) para esse fim, a VBC : (i) substituirá as ações CPFL-D e CPFL-G dadas em garantia ao pagamento das “debêntures”, por AÇÕES VINCULADAS de propriedade da VBC, as quais estarão sujeitas às limitações à transferência de ações reguladas na cláusula 11a; e, (ii) substituirá, por ações da COMPANHIA não vinculadas a este ACORDO, as ações CPFL-D e CPFL-G bloqueadas para atender ao exercício (eventual) do direito da BNDESPAR de transformar parte de suas “debêntures” em ações daquelas sociedades anônimas.

CLÁUSULA DÉCIMA QUARTA — PRAZO

14.1 O prazo de duração deste ACORDO é de 25 (vinte e cinco) anos, ficando renovado automaticamente por períodos iguais e sucessivos de 5 (cinco) anos, caso nenhuma das PARTES o denuncie com a antecedência mínima de 6 (seis) meses antes do término do prazo contratual então em vigor.

CLÁUSULA DÉCIMA-QUINTA — EXECUÇÃO ESPECÍFICA

15.1 As PARTES reconhecem e declaram que o simples pagamento de perdas e danos não constituirá compensação adequada para o inadimplemento de obrigação assumida neste ACORDO.

15.2 As PARTES terão o direito de requerer ao Presidente de Assembléia Geral e os conselheiros eleitos por indicação das PARTES terão direito de requerer ao Presidente do Conselho de Administração que declare a invalidade de voto proferido contra ou em desacordo com disposição deste ACORDO.

CLÁUSULA DÉCIMA-SEXTA – DIVERGÊNCIAS E ARBITRAGEM

16.1 Qualquer controvérsia decorrente da execução ou interpretação do ACORDO que não seja resolvida de forma amigável no prazo de 30 (trinta) dias após uma das PARTES ter informado, por escrito, às outras PARTES sobre a existência de tal controvérsia, será submetida ao julgamento da Câmara Arbitral do Mercado, instituída pela BOVESPA (doravante referida simplesmente como “Tribunal de Arbitragem”). O Tribunal de Arbitragem será composto de tantos árbitros quanto forem as PARTES divergentes e de mais um árbitro, que atuará como Presidente do Tribunal de Arbitragem, a ser escolhido pelos outros árbitros. A escolha dos árbitros será feita pelas PARTES envolvidas na disputa, cabendo a cada PARTE que sustente uma posição divergente a indicação de um representante no Tribunal de Arbitragem. O Presidente do Tribunal de Arbitragem terá, além de seu voto, o de qualidade, em caso de empate.

16.2 O Tribunal de Arbitragem deverá observar as regras procedimentais do Regulamento da Câmara Arbitral do Mercado instituída pela BOVESPA. O Tribunal de Arbitragem se reunirá na Cidade de São Paulo, SP, e sua decisão será definitiva, obrigando as PARTES e seus sucessores a qualquer título. A decisão arbitral constituirá título executivo extrajudicial, para fins de execução de seu conteúdo contra a(s) PARTE(s) que recusar(em) cumprir suas determinações.

16.3 A decisão arbitral determinará que os custos da arbitragem ou de qualquer procedimento judicial relativo a arbitragem ou decorrente da mesma, incluindo honorários de advogados, perito, árbitros e as custas judiciais serão suportados pela(s) PARTE(s) perdedora(s). Em sendo a decisão arbitral parcialmente favorável a todas as PARTES, o Tribunal de Arbitragem deverá especificar a forma e proporção como cada PARTE arcará quanto aos custos e despesas.

16.4 Sem prejuízo do disposto nesta Cláusula, as PARTES reconhecem e declaram reciprocamente seu legítimo interesse em exercer direito de ação perante o Poder Judiciário, desde que objetivando, exclusivamente, tutela acautelatória de urgência a fim de, mediante a coercitividade do provimento judicial, garantir a efefividade da instância arbitral sempre que se fizer necessário, através de medidas impeditivas ou restritivas estritamente cautelares, em caráter preparatório ou incidental.

CLÁUSULA DÉCIMA- SÉTIMA — DISPOSIÇÕES GERAIS

17.1 Comprometem-se as PARTES, por si e por seus sucessores a qualquer título, a cumprir o presente ACORDO tal como nele se contém.

17.2 O não exercício, no todo ou em parte, dos direitos atribuídos pelo presente ACORDO a qualquer das PARTES não implicará renúncia, desistência ou novação, caracterizando-se como ato de mera liberalidade.

17.3 Qualquer alteração ao presente ACORDO somente será válida se feita mediante instrumento escrito, firmado por todas as PARTES.

17.4 Caso qualquer dispositivo do presente ACORDO seja considerado inexigível em virtude de decisão arbitral ou judicial, as PARTES se comprometem a proceder à substituição de tal dispositivo por outro que conduza a resultado equivalente, de modo a preservar, na máxima extensão possível, a integridade dos compromissos reciprocamente assumidos neste instrumento.

17.5 Os valores monetários expressos neste ACORDO serão atualizados no dia 1º de janeiro de cada ano, segundo a variação do Índice Geral de Preços do Mercado - IGP-M, publicado pela Fundação Getúlio Vargas ou, à falta deste, de outro índice publicado pela mesma Fundação que reflita a perda do poder de compra da moeda nacional ocorrida no período.

17.5.1 Na eventualidade de que os índices aqui referidos deixem de refletir a evolução dos preços relativos no país, as PARTES deverão proceder à revisão dos valores monetários expressos no presente instrumento, com o propósito de adequá-los à evolução real dos preços.

17.6 Todas as comunicações previstas neste ACORDO serão feitas por escrito e consideradas como devidamente feitas quando transmitidas via telegrama, fac-símile ou por transmissão eletrônica de dados (em cada caso sujeitas ao recebimento de código apropriado de recepção ou qualquer confirmação de recebimento pela PARTE recipiente), ou quando entregue por portador ou enviada mediante carta registrada ao endereço das PARTES, abaixo indicados:

Se para a VBC:

VBC ENERGIA S.A.
Avenida Engenheiro Luís Carlos Berrini, nº 1297-1307, 13º andar, conjunto 132
04571-010 São Paulo, SP
At.: Marcelo Maia de Azevedo Corrêa (Diretor Presidente)
Tel: (11) 5102-7050
Fax: (11) 5505-9161
e-mail: mcorrea@vbcenergia.com.br; e

At.: José Said de Brito (Diretor)
Tel: (11) 3225-3168
Fax: (11) 3361-3624
e-mail: said@votorantim-energia.com.br

Se para a 521

521 PARTICIPAÇÕES S.A.,
Praia de Botafogo, 501 — 4º andar — Botafogo
CEP: 22.250-040 — Rio de Janeiro — RJ

At.: Gilberto Audelino Correa (Diretor de Relações com Investidores)
Tel: (21) 3870-1011
Fax: (21) 3870-1951
e-mail: dirin@previ.com.br

At.: Sergio da Silva Rosa (Diretor de Participações da PREVI)
Tel: (21) 3870-1021
Fax: (21) 3870-1051
e-mail: dipar@previ.com.br

At.: Aloisio Macário de Souza (Gerente de Equipe — Gerência de Participações)
Tel: (21) 3870-1202
Fax: (21) 3870-1220
e-mail: macario@previ.com.br

Se para a BONAIRE

BONAIRE PARTICIPAÇÕES S.A.,
At.: Carlos Eduardo Reich
Av. Presidente Wilson, 231 — 9º andar
CEP 20.030-021 — Rio de Janeiro — RJ

Tel: (21) 3804-8722
Fax: (21) 2533-3136
e-mail: creich@icatu.com.br

17.7 Nos termos do artigo 118 da Lei nº 6.404 de 1976, este ACORDO será arquivado na sede da COMPANHIA e registrado nos livros da instituição financeira depositária das ações escriturais da COMPANHIA, que anotará na conta de depósito relativa a AÇÕES VINCULADAS e no respectivo extrato fornecido às PARTES o seguinte texto:

“As ações representadas pelo presente certificado ou objeto da presente conta de depósito, estão sujeitas ao regime do Acordo de Acionistas celebrado entre VBC Energia S.A., 521 Participações S.A. e Bonaire Participações S.A. em [dia] de [mês] de [ano], que regula a alienação e a oneração destas ações e dos direitos de subscrição delas decorrentes. Este acordo de acionistas encontra-se arquivado na sede da COMPANHIA para todos os fins e efeitos do artigo 118 da Lei n.º 6.404/76.”

17.8 Após o registro para negociação de ações da COMPANHIA em Bolsas de Valores, se vier a ser posteriormente deliberado o cancelamento de seu registro de companhia aberta para negociação de ações no mercado, os acionistas minoritários terão direito de vender suas ações pelo seu valor econômico conforme regulado nos arts. 4º e 4º-A da Lei 6.404/76, com a redação dada pela Lei 10.303/2001.

17.9 A COMPANHIA comparece ao presente ACORDO para tomar conhecimento dos seus termos, obrigando-se a observá-lo e a arquivá-lo na sua sede.

17.10 As CONTROLADAS serão, para os fins e efeitos do art. 118 da Lei 6.404/76, notificadas da existência deste ACORDO, sendo-lhes dele enviada uma cópia autêntica para fins de arquivamento em suas sedes.

17.11 Toda e qualquer questão oriunda da execução deste ACORDO será decidida no foro da sede da COMPANHIA.

E, por assim estarem justas e acertadas, as PARTES assinam o presente ACORDO em 6 (seis) vias de igual teor e para um só efeito, na presença de duas testemunhas abaixo assinadas.

     São Paulo, de março de 2002

VBC ENERGIA S.A

Nome:	Nome:
Cargo	Cargo

Continuação das assinaturas do Acordo de Acionistas da Draft II Participações S.A. firmado em            de março de 2002

521 PARTICIPAÇÕES S.A

Nome:	Nome:
Cargo	Cargo

BONAIRE PARTICIPAÇÕES S.A.

Nome:	Nome:
Cargo	Cargo

DRAFT II PARTICIPAÇÕES S.A.

Nome:	Nome:
Cargo	Cargo

Testemunhas

Nome:	Nome:
RG:	RG:

PRIMEIRO ADITIVO AO ACORDO DE ACIONISTAS

DA CPFL ENERGIA S.A. (nova denominação de Draft II Participações S.A.)

Pelo presente instrumento particular,

     VBC ENERGIA S.A., nova denominação de Serra da Mesa Energia S.A., sociedade anônima com sede na Cidade de São Paulo, Estado de São Paulo, na Avenida Engenheiro Luís Carlos Berrini, nº 1297/1307, 13º andar, conj. 132, inscrita no CNPJ/MF sob o n.º 00.095.147/0001-02, doravante designada simplesmente “VBC”;

     521 PARTICIPAÇÕES S.A., sociedade anônima com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Praia de Botafogo, 501 — 4º andar, inscrita no CNPJ/MF sob o nº 01.547.749/0001-16, doravante referida simplesmente “521”;

     BONAIRE PARTICIPAÇÕES S.A., sociedade anônima com sede na Cidade de São Paulo, Estado de São Paulo, na Avenida Paulista, n.º 37, 10º andar – parte, inscrita no CNPJ/MF sob o n.º 02.117.801/0001-67, doravante denominada simplesmente “BONAIRE”; podendo, ainda, ser designadas singularmente como PARTE ou em conjunto como PARTES;

e, ainda, como Interveniente Anuente,

     CPFL ENERGIA S.A., nova denominação social da Draft II Participações S.A., sociedade anônima com sede na Cidade de São Paulo, Estado de São Paulo, na Rua Ramos Batista, nº 444, inscrita no CNPJ/MF sob o n.º 02.429.144/0001-93, doravante designada simplesmente “COMPANHIA”; as PARTES e a COMPANHIA representadas na forma dos respectivos estatutos sociais,

Considerando que:

(a)	as PARTES celebraram em 22 de março de 2002 o Acordo de Acionistas da Draft II Participações S.A. (o “ACORDO”), por meio do qual as PARTES (i) se obrigaram a aumentar o capital social da COMPANHIA; (ii) declararam a sua intenção de listar as ações da COMPANHIA para negociação em bolsas de valores no Brasil, segundo as regras do Novo Mercado, e no exterior; e (iii) regularam o exercício do direito de voto de suas ações, as restrições à sua circulação, as suas relações recíprocas como acionistas controladoras, bem como estabeleceram os princípios gerais para o exercício do poder de controle e a administração da COMPANHIA e suas controladas;

(b)	é interesse das partes aditar o ACORDO para (i) especificar a nova quantidade de AÇÕES VINCULADAS de cada PARTE, atualizando o quadro constante da subcláusula 3.1.; (ii) alterar as subcláusulas 1.1(c), 5.4, 8.9.6, 8.9.7, 8.10, 8.10.2, 8.12, 12.3 e 17.6; e (iii) acrescer as subcláusulas 5.8.1, 8.9.2.1 e 17.7.1, do ACORDO;

vêm as PARTES pelo presente firmar o Primeiro Aditivo ao Acordo de Acionistas da CPFL Energia S.A., nova denominação da Draft II Participações S.A. (o “ADITIVO”), mediante as seguintes cláusulas e condições:

Os demais termos e expressões grafados em letra maiúscula no presente ADITIVO terão os significados a eles atribuídos ao longo do texto ou no ACORDO, salvo quando expressamente indicado sentido diverso.

1.      DA RE-RATIFICAÇÃO

1.1.      Tendo em vista o aumento de capital da COMPANHIA deliberado na AGE de 06.08.2002, e em cumprimento ao disposto na subcláusula 3.1.2 do ACORDO, as PARTES discriminam no quadro abaixo (que passa a substituir o constante da subcláusula 3.1) a nova quantidade de AÇÕES VINCULADAS ao ACORDO:

PARTE	QUANTIDADE DE AÇÕES ORDINÁRIAS	PERCENTUAL
		NO CAPITAL	NO BLOCO DE
		TOTAL	CONTROLE
VBC	1.229.453.666	36,26%	45,32%
521	1.030.872.091	30,40%	38,00%
BONAIRE	452.473.000	13,34%	16,68%

Total das Ações	2.712.798.757	80,00%	100,00%

1.2.	As PARTES, de comum acordo, resolvem neste ato (i) alterar as subcláusulas 1.1(c), 5.4, 8.9.6, 8.9.7, 8.10, 8.10.2, 8.12, 12.3 e 17.6; e (ii) acrescer as subcláusulas 5.8.1 e 8.9.2.1 e 17.7.1, do ACORDO; conforme abaixo estipulado:

(a)	a subcláusula 1.1(c) passa a viger com a seguinte redação:

          “(c) ACORDO – significa o presente Acordo de Acionistas.”

(b)	a subcláusula 5.4 passa a vigorar com o texto abaixo transcrito:

          “5.4      Será obrigatória a realização de REUNIÃO PRÉVIA em relação a todas as matérias que exijam aprovação pela Assembléia Geral da COMPANHIA, suas CONTROLADAS ou COLIGADAS, ou aquelas em que o Conselho de Administração da COMPANHIA, ou de suas CONTROLADAS, somente possa deliberar por maioria qualificada (nos termos da subcláusula 7.4 do ACORDO). Fica assegurado, entretanto, o direito a qualquer das PARTES de exigir a realização de REUNIÃO PRÉVIA, convocada nos termos da subcláusula 5.2., para definição da orientação de voto dos representantes das PARTES no Conselho de Administração da COMPANHIA ou de suas CONTROLADAS, relativamente a quaisquer outras matérias que não aquelas elencadas na subcláusula 7.4 deste ACORDO. Também será obrigatória a realização de REUNIÃO PRÉVIA para deliberação do Conselho de Administração (da COMPANHIA e de suas CONTROLADAS) acerca dos seguintes tópicos:

                    a) aprovação dos demais integrantes da Diretoria, indicados pelo Diretor-Presidente previamente eleito pelo Conselho de Administração; e

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                    b) celebração de contratos de qualquer natureza de valor global superior a R$ 20 milhões, ainda que se refira a despesas previstas no ORÇAMENTO ANUAL ou no PLANO QUINQUENAL DE NEGÓCIOS.”

(c)	a subcláusula 8.9.6 passa a vigorar com a seguinte redação:

          “8.9.6      Qualquer membro de Comitê que possua, efetivo ou potencial, conflito de interesses, ou que esteja ligado a PARTE RELACIONADA cujas atividades preponderantes impliquem a existência, efetiva ou potencial, de conflito de interesses, com determinada matéria a ser examinada pelo Comitê, não poderá participar da parte da Reunião do Comitê na qual tal matéria for ser analisada. Nada obstante, caso solicitado pelo respectivo Comitê, o membro em situação de conflito de interesse poderá ser convocado para prestar informações específicas.”

(d)	a subcláusula 8.9.7 passa a viger com a seguinte redação:

          “8.9.7      As matérias analisadas por cada um dos Comitês serão objeto de relatórios e propostas, que não vincularão as deliberações do Conselho de Administração. Deverão constar dos relatórios e propostas acima referidos, inclusive, eventuais dissidências, caso assim requerido por qualquer dos integrantes do respectivo Comitê, bem como o respectivo fundamento da dissidência.”

(e)	a subcláusula 8.10 passa a vigorar com a seguinte redação:

          “8.10      DIRETORIA EXECUTIVA — A Diretoria Executiva, escolhida para mandato de 3 (três) anos, será composta por 6 (seis) membros, sendo 1 (um) Diretor-Presidente, 1 (um) Diretor Vice-Presidente de Estratégia, 1 (um) Diretor Vice-Presidente Financeiro (também responsável pelas Relações com Investidores), 1 (um) Diretor Vice-Presidente de Gestão de Energia, 1 (um) Diretor Vice-Presidente de Distribuição e 1 (um) Diretor Vice-Presidente de Geração.”

(f)	a subcláusula 8.10.2 passa a vigorar com a seguinte redação:

          “8.10.2      O Diretor-Presidente da COMPANHIA também o será das CONTROLADAS, cabendo-lhe na forma do item 8.10.1, apresentar os nomes dos profissionais que preencherão os demais cargos de Diretores das CONTROLADAS. Os Diretores Vice-Presidentes de Gestão de Energia, de Distribuição e de Geração da COMPANHIA serão, respectivamente, os Diretores-Superintendentes (e principais executivos) das CONTROLADAS por intermédio das quais serão exercidas as atividades de gestão, distribuição e geração de energia.”

(g)	a subcláusula 8.12 passa a vigorar com a seguinte redação:

          “8.12      Durante o período de escolha de novo Diretor-Presidente assumirá interinamente a função o Presidente do Conselho de Administração, ou, na ausência, impedimento ou impossibilidade deste, o Diretor Vice-Presidente Financeiro. ”

(h)	a subcláusula 12.3 passa a vigorar com a seguinte redação:

3

          “12.3      No caso da 521 e da BONAIRE cujos controles societários são detidos por Fundos de Investimentos — a saber, Fundo de Investimento em Ações BB Carteira Livre I e Fundo de Investimento Financeiro BB Renda Fixa IV (521) e Mellon Energia São Paulo Fundo de Investimento em Ações (BONAIRE) — as disposições desta cláusula são aplicáveis a qualquer mudança que implique em que terceiro(s) passe(m) a ser titular(es) da maioria absoluta de suas quotas. As composições acionárias da 521 e da BONAIRE e as composições dos Fundos de Investimentos que as controlam constituem os anexos 1 e 2 a este ACORDO.”

(i)	a subcláusula 17.6 passa a vigorar com a seguinte redação:

          “17.6      Todas as comunicações previstas neste ACORDO serão feitas por escrito e consideradas como devidamente feitas quando transmitidas via telegrama, fac-símile ou por transmissão eletrônica de dados (em cada caso sujeitas ao recebimento de código apropriado de recepção ou qualquer confirmação de recebimento pela PARTE recipiente), ou quando entregue por portador ou enviada mediante carta registrada ao endereço das PARTES, abaixo indicados:

................

Se para a BONAIRE

BONAIRE PARTICIPAÇÕES S.A.,

At.: Carlos Eduardo Reich
Av. Almirante Barroso 52, 33º andar
CEP 20.031-000 — Rio de Janeiro — RJ
Tel: (21) 2510-9990
Fax: (21) 2510-9901
e-mail: carlosreich@mellonbrascan.com.br

At.: Presidente da Fundação CESP
Alameda Santos, nº 2.477
CEP 01419-907 – São Paulo — SP
Tel: (11) 3068-3221
Fax: (11) 3068-3051
e-mail: presidencia@funcesp.com.br

At.: Presidente da PETROS — Fundação Petrobras de Seguridade Social
Rua do Ouvidor, nº 98
CEP 20040-030 — Rio de Janeiro — RJ
Tel: (21) 2506-0577
Fax: (21) 2506-0510
e-mail: cflory@petros.com.br

At.: Presidente da Fundação Sistel
SEPS EQ 702/902, 2º andar
CEP 70390-025 — Brasília — DF
Tel: (61) 317-7242

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Fax: (61) 322-4475

e-mail: pimentel@sistel.com.br”

(j)	acrescida a subcláusula 5.8.1 que passa a vigorar como a seguir transcrito:

          “5.8.1     Nada obstante o estabelecido na subcláusula 5.8 acima, as PARTES se obrigam a observar, nas deliberações tomadas em REUNIÕES PRÉVIAS, o disposto no art. 115 da Lei nº 6.404/76, que dispõe sobre abuso do direito de voto e conflito de interesses.”

(l)	acrescida a subcláusula 8.9.2.1, como a seguir transcrita:

          “8.9.2.1      Caso seja solicitado por qualquer das PARTES, serão também nomeados pelo Conselho de Administração membros suplentes para os Comitês de que trata a subcláusula 8.9.2 acima (cabendo à PARTE que tem o direito de indicar o membro titular o de também indicar o respectivo suplente). O membro suplente substituirá o respectivo titular em reuniões do Comitê nas quais, pelo teor da matéria a ser analisada, o membro titular tenha conflito de interesses, efetivo ou potencial — seja por situação pessoal do titular, seja pelo fato de estar ele vinculado a PARTE RELACIONADA cujas atividades preponderantes impliquem a existência, efetiva ou potencial de conflito de interesses com a questão submetida ao Comitê. Poderão ser nomeadas para os Comitês — sem que daí decorra qualquer situação de conflito de interesses, efetivo ou potencial — pessoas que integrem os quadros da VBC, da BONAIRE, da 521 ou da Previ — Caixa de Previdência dos Funcionários do Banco do Brasil (quanto a esta última compreendendo tanto seus funcionários como os de seus patrocinadores que a ela estejam cedidos).”

(m)	acrescida a subcláusula 17.7.1 que passa a viger como a seguir transcrito:

          “17.7.1.      As PARTES se obrigam a não celebrar, salvo em conjunto, qualquer outro contrato de mesma natureza (acordo de voto) enquanto este ACORDO estiver vigente.”

1.3.      Tendo em vista a alteração na denominação do Fundo de Investimentos que controla a BONAIRE, como refletido na nova redação da subcláusula 12.3 aprovada na letra (h) do item 1.2 acima, o Anexo 2 do ACORDO, dá devidamente adaptado, fica substituído pelo documento anexo a este ADITIVO.

2.      DA RATIFICAÇÃO

2.1.      Permanecem inalteradas e ratificadas todas as demais cláusulas e condições do ACORDO não modificadas expressamente pelo presente ADITIVO.

E, por estarem assim justas e contratadas, as PARTES firmam o presente ADITIVO em 6 (seis) vias de igual teor e forma, juntamente com 2 (duas) testemunhas abaixo assinadas.

São Paulo, 27 de agosto 2.002.

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VBC ENERGIA S.A

Nome: Cargo	Nome: Cargo

Continuação das assinaturas do Primeiro Aditivo ao Acordo de Acionistas da CPFL Energia S.A. firmado em 27 de agosto 2.002.

521 PARTICIPAÇÕES S.A

Nome: Cargo	Nome: Cargo

BONAIRE PARTICIPAÇÕES S.A.

Nome: Cargo	Nome: Cargo

CPFL ENERGIA S.A.

Nome: Cargo	Nome: Cargo

Testemunhas

Nome: RG:	Nome: RG:

6

SEGUNDO ADITIVO AO ACORDO DE ACIONISTAS

DA CPFL ENERGIA S.A.

Pelo presente instrumento particular,

     VBC ENERGIA S.A., sociedade anônima com sede na Cidade de São Paulo, Estado de São Paulo, na Avenida Engenheiro Luís Carlos Berrini, nº 1297/1307, 13º andar, conj. 132, inscrita no CNPJ/MF sob o n.º 00.095.147/0001-02, doravante designada simplesmente “VBC”;

     521 PARTICIPAÇÕES S.A., sociedade anônima com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Praia de Botafogo, 501 — 4º andar, inscrita no CNPJ/MF sob o nº 01.547.749/0001-16, doravante designada simplesmente “521”;

     BONAIRE PARTICIPAÇÕES S.A., sociedade anônima com sede na Cidade de São Paulo, Estado de São Paulo, na Avenida Paulista, n.º 37, 10º andar – parte, inscrita no CNPJ/MF sob o n.º 02.117.801/0001-67, doravante denominada simplesmente “BONAIRE”; podendo, ainda, ser designadas singularmente como PARTE ou em conjunto como PARTES;

e, ainda, como Interveniente Anuente,

     CPFL ENERGIA S.A., sociedade anônima com sede na Cidade de São Paulo, Estado de São Paulo, na Rua Ramos Batista, nº 444, inscrita no CNPJ/MF sob o n.º 02.429.144/0001-93, doravante designada simplesmente “COMPANHIA”; as PARTES e a COMPANHIA representadas na forma dos respectivos estatutos sociais,

CONSIDERANDO QUE:

(a)	as PARTES, por meio do Acordo de Acionistas da COMPANHIA, celebrado em 22 de março de 2002, e aditado no dia 27 de agosto de 2002 (o “ACORDO”), (i) se obrigaram a aumentar o capital social da COMPANHIA; (ii) declararam a sua intenção de listar as ações da COMPANHIA para negociação em bolsas de valores no Brasil, segundo as regras do Novo Mercado, e no exterior; e (iii) regularam o exercício do direito de voto de suas ações, as restrições à sua circulação, as suas relações recíprocas como acionistas controladoras, bem como estabeleceram os princípios gerais para o exercício do poder de controle e a administração da COMPANHIA e suas controladas;

(b)	O Conselho de Administração da CPFL ENERGIA deliberou, em reunião realizada no dia 20 de outubro de 2003, aumentar o capital social da companhia, observados os limites do seu capital autorizado, de R$ 3.390.998.447,00 para R$ 4.940.998.445,90, mediante a emissão de 727.699.530 novas ações; e

(c)	é interesse das PARTES aditar o ACORDO para (i) revogar as cláusulas 3.1.1 e 3.1.2, em razão do seu cumprimento e perda de objeto; e (ii) alterar a subcláusula 3.1., para que seja especificada a nova relação entre as AÇÕES VINCULADAS detidas por cada uma das PARTES e suas respectivas participações no Capital Social da COMPANHIA;

vêm as PARTES pelo presente firmar o Segundo Aditivo ao Acordo de Acionistas da CPFL Energia S.A., (o “ADITIVO”), mediante as seguintes cláusulas e condições:

Os demais termos e expressões grafados em letra maiúscula no presente ADITIVO terão os significados a eles atribuídos ao longo do texto ou no ACORDO, salvo quando expressamente indicado sentido diverso.

1.      DA RETIFICAÇÃO

1.1.   As PARTES, de comum acordo, resolvem neste ato: (i) revogar as subcláusulas 3.1.1 e 3.1.2 do ACORDO; e (ii) alterar a subcláusula 3.1 do ACORDO, que passa a ter a seguinte redação:

“3.1   Estão vinculadas ao ACORDO as seguintes AÇÕES de cada PARTE, as quais compõem os percentuais de participação no capital total da COMPANHIA e no BLOCO DE CONTROLE, como discriminado no quadro abaixo:

	QUANTIDADE DE AÇÕES
	ORDINÁRIAS VINCULADAS
PARTE	AO ACORDO	PERCENTUAL

		NO CAPITAL TOTAL	NO BLOCO DE CONTROLE
VBC	1.229.453.666	29,85%	45,32%
521	1.030.872.091	25,03%	38,00%
BONAIRE	452.473.000	10,99%	16,68%

Total das Ações	2.712.798.757	65,87%	100,00%

2.     DA RATIFICAÇÃO

2.1.  Permanecem inalteradas e ratificadas todas as demais cláusulas e condições do ACORDO não modificadas expressamente pelo presente ADITIVO.

E, por estarem assim justas e contratadas, as PARTES firmam o presente ADITIVO em 6 (seis) vias de igual teor e forma, juntamente com 2 (duas) testemunhas abaixo assinadas.

São Paulo, 05 de novembro de 2.003.

VBC ENERGIA S.A

Nome: Cargo	Nome: Cargo

     Continuação das assinaturas do Segundo Aditivo ao Acordo de Acionistas da CPFL Energia S.A firmado em 05 de novembro de 2003.

521 PARTICIPAÇÕES S.A

Nome: Cargo	Nome: Cargo

2

BONAIRE PARTICIPAÇÕES S.A.

Nome: Cargo	Nome: Cargo

CPFL ENERGIA S.A.

Nome: Cargo	Nome: Cargo

Testemunhas

Nome: RG:	Nome: RG:

3